[GRAPHIC OMITTED]

                                                                  VAN ECK GLOBAL

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2000


VAN ECK FUNDS

    ASIA DYNASTY FUND

          EMERGING MARKETS VISION FUND

                   GLOBAL HARD ASSETS FUND

                            GLOBAL LEADERS FUND

                                    INTERNATIONAL INVESTORS GOLD FUND

                                             NATURAL RESOURCES FUND

                                                     U.S. GOVERNMENT MONEY FUND






                          GLOBAL INVESTMENTS SINCE 1955

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

Dear Shareholder:
Expectations were high after the rapid recovery in both Asian economies and stocks in 1999, making the year 2000 a deeply disappointing one for the Asian stock markets. The irony is that for most of the year news on Asia was positive, with corporate earnings coming in ahead of expectations at the beginning of the year. The economies remained fairly robust throughout the year, but the stock markets struggled as liquidity declined. No major Asian market finished in positive territory in 2000, with some (Korea, Indonesia, and Thailand) more than halving in dollar terms. In this environment, the Van Eck Asia Dynasty Fund declined 47.60%, compared with a loss of 36.80% for the Morgan Stanley Capital International Far East Free Ex-Japan Index.*

MARKET REVIEW

Despite healthy fundamentals, such as solid domestic demand, low interest rates, corporate restructuring and attractive stock valuations, the Asian markets performed poorly in 2000 for a number of reasons. The flow of foreign capital was anemic and domestic investor sentiment was poor, primarily due to poor political news in a number of countries. There were also a fair amount of new issues in the equity markets, which dispersed the money available for investment. Banks, though flush with deposits, were not recycling the money in the form of loans. The liquidity generated by current account surpluses was mopped up by the central banks in order to ensure that there was no acceleration in inflation. Reform momentum slowed in places like Korea and Thailand. In sum, the news was broadly positive but there was little money available to buy that news.

The Fund's bias toward growth and technology stocks hurt performance in 2000 as investors realigned their portfolios in favor of cheaper value stocks. We maintain this bias because, although corporate earnings are entering a cyclical downturn, longer-term prospects remain bright. Stock valuations are extremely attractive and we have realigned the position in favor of the most established companies offering the best stock value.

In terms of country emphasis, your Fund had an overweight position in Hong Kong/China, which would benefit from an economic slowdown in the U.S. and resulting interest rate cuts. The Fund is also overweight in South Korea, principally because of very cheap valuations there. The Fund is underweight Malaysia because of the country's relatively poor macroeconomic conditions, corporate governance concerns and a lack of value in the large stocks.

The best performing Asian markets for the year were HONG KONG/CHINA.+ The largely illiquid "B" share market in Shanghai actually gained 136%. The Hong Kong market declined 11% in U.S. dollar terms, a good performance in relative terms. Two fundamental reasons explain this. First, the Chinese economy is reasonably robust at the moment. Second, interest rate cuts in the States will likely be replicated in Hong Kong due to the peg to the U.S. dollar. Despite changes to the composition of the stock market over the last few years, there is still a high proportion of interest rate-sensitive stocks. We substantially increased the Fund's weighting to Hong Kong during the course of the year when the outlook for U.S. interest rates turned. These two markets made up 49.1% of total net assets at year end.

The worst performing Asian market was SOUTH KOREA, which declined 56% during the year. South Korea is still struggling with the legacy of high corporate indebtedness mixed with inefficient corporate structures. The days of the all-encompassing chaebols (conglomerates) fueled by cheap money and expanding into a variety of areas are clearly over. We feel that the legacy of poor capital allocation will continue to haunt South Korea for some time to come. That being said, the restructuring situation has been moving forward and should continue to improve shareholder return. Domestic investors have taken a great deal of money out of the market, and the banks are flush with deposits. This may reverse as South Korean equity valuations are very compelling. At year end, the Fund had a 17.2% weighting to South Korea.

The remarkable turnaround in sentiment toward technology companies in 2000 hurt TAIWAN badly and the market fell 47%. Both the country's economy and stock market are heavily geared to

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

the technology cycle. Throughout the year it has become apparent that demand for core technology products from Europe and the United States has weakened, even as more supply materializes. This has had a major impact on the product pricing and margins of Taiwanese technology companies. Although they are still key beneficiaries of the structural trend toward outsourcing, they are very much the victims of a sharp cyclical downturn. We added to the Fund's Taiwan weighting last summer as valuations became more attractive, ending the year with an 11.3% position.

SINGAPORE is normally viewed as something of a safe haven in the Asian region, however, this did not prevent the Index from declining 28%. This was driven primarily by external factors rather than specific negatives. Interest rates were low, domestic liquidity has been good, and earnings have been fairly stable. One area where Singapore is at risk is in the slowdown of electronic exports, particularly to the U.S. We significantly cut our exposure to this country throughout the year from 16.0% at the beginning of the year to 7.8% by December 31.

Singapore's neighbor, MALAYSIA, actually performed relatively well (-16%), helped by the insularity that has been engendered by capital controls, which have remained in place since the height of the Asian crisis. Looking at the capital account, however, it does appear that there is an element of capital flight, which may necessitate higher interest rates in 2001, even as other Asian countries are cutting their rates. Sadly, there were also a number of instances of poor corporate governance, in which minority shareholders fared poorly during the year. Due to our pessimistic outlook on this market, we liquidated almost the entire Malaysian position in 2000, with only 0.3% in this market at year end.

THAILAND suffered throughout the year, losing 52%. The banking sector has seen an increase in the number of supposedly restructured loans falling back into the non-performing category. It has proven to still be difficult to attach the assets of recalcitrant debtors. The prospect of the general election, which has just taken place, added to the uncertainty. Liquidity has been sapped due to the continuing outflow of money to repay foreign debtors. Favoring other markets, we allocated only a very small position to Thailand in 2000, ending the year with 0.6% of assets in this market.

The INDONESIAN market fell 55% during the year. The economy appears to be remarkably robust, however, particularly in terms of domestic demand, and the country is a beneficiary of high oil prices. Indonesian stocks, on the other hand, have slipped off the radar screen of many investors due to the very small weighting that they have in a regional context. Additionally, President Wahid's quixotic approach to the government of the country has created more uncertainty. Nevertheless, there is a huge amount of value apparent in the market, particularly in the consumer and telecommunications sectors. Cautious regarding investor interest, we ended the year with only a 1.2% Fund weighting to Indonesia.

Like Indonesia, the PHILIPPINES has become too small a market for most investors to spend a lot of time on and we liquidated the small Philippine position we held at the beginning of the year. Daily stock market volume has been running at less than $10 million a day. The economy has suffered from a general lack of confidence, primarily engendered by disillusion about President Estrada. The impeachment process is currently underway, but the result is still in the balance. Philippine stocks declined 44% for the year.

In INDIA, the market was yet again frustrated by the slow progress that the government has made in deregulation, cutting the fiscal deficit, and privatizing inefficient state-run companies. On the positive side, the software sector has defied expectations of a slowdown in the rate of its growth, capturing market share while increasing billing rates and the scope of the work that it does. This illustrates the robustness of the sector's business model. Although the market declined 26% in 2000, 9.5% of Fund assets are in India. Our holdings are concentrated in the software sector, which is exhibiting impressively robust momentum, even as other technology spending in the developed markets slows down.

                               ASIA DYNASTY FUND
--------------------------------------------------------------------------------

THE OUTLOOK

It is always tempting to be gloomy after such a difficult year. However, we have learned that often, when people start to question the asset class, it may presage a period of strong outperformance.

We do not foresee the sharp upward movement of stocks that took place in the latter half of 1998 and in 1999. However, we see definite reasons for optimism. Aggressive interest rate cuts in the U.S., which should spread to other major markets, should benefit Asian stocks, most notably Hong Kong's. Oil prices have declined and, for the most part, so have inflationary expectations. This allows Asian interest rates to fall even further, sparking domestic demand and support for asset prices. Currently, we are significantly overweight Hong Kong/China and Korea, while being underweight Malaysia and Taiwan.

We do expect downward revisions in earnings, particularly in the technology sector. We also expect revisions in economic growth expectations to be downwards. However, the reflationary impact of the move to cut rates, as well as the possibility of a weaker U.S. dollar, should outweigh the negatives. Even with the expected downgrades, there is tremendous support from valuations--relative to developed markets, compared to their own history, and relative to domestic interest rates. Finally, local investors have substantially reduced their equity weightings and this is likely to reverse.

In general, we believe that although the news flow will be negative in the short term, there will be a much healthier flow of funds to buy these markets. We are positive in our outlook for 2001, and expect that Asian stocks will be a rewarding place to invest in the coming year.

We would like to thank you for your participation in the Van Eck Asia Dynasty Fund and we look forward to working with you in the future.

[PHOTO OMITTED]                     [PHOTO OMITTED]

/s/ David A. Semple                 /s/ David M. Hulme
-------------------                 ------------------
DAVID A. SEMPLE                     DAVID M. HULME
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

January 24, 2001

-------------
*The Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); "free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

+All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
-----------------------------------------------------------------------
AVERAGE ANNUAL                      AFTER MAXIMUM      BEFORE SALES
TOTAL RETURN                        SALES CHARGE*      CHARGE
-----------------------------------------------------------------------
A shares--Life (since 3/22/93)          0.64%             1.42%
-----------------------------------------------------------------------
5 year                                 (4.89)%           (3.75)%
-----------------------------------------------------------------------
1 year                                (50.61)%          (47.60)%
-----------------------------------------------------------------------
B shares--Life (since 9/1/93)          (1.58)%           (1.58)%
-----------------------------------------------------------------------
5 year                                 (4.78)%           (4.53)%
-----------------------------------------------------------------------
1 year                                (50.34)%          (47.99)%
-----------------------------------------------------------------------



THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%


                              GEOGRAPHICAL HOLDINGS
                             AS OF DECEMBER 31, 2000

[Data below represents pie chart in printed piece.]

China                5.9%
Cash/Equivalents     3.0%
Hong Kong           43.2%
India                9.5%
Indonesia            1.2%
Malaysia             0.3%
Singapore            7.8%
South Korea         17.2%
Taiwan              11.3%
Thailand             0.6%

                                ASIA DYNASTY FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------

DAH SING FINANCIAL GROUP
(HONG KONG, 4.8%)
Dah Sing Financial, through its subsidiaries, offers general banking services. The company also invests in properties and provides insurance broking services.

HOUSING & COMMERCIAL BANK, KOREA
(SOUTH KOREA, 4.6%)
Housing and Commercial Bank, formerly known as Korea Housing Bank, specializes in mortgage financing but also undertakes a full range of commercial banking activities. Its restructuring and cost-cutting efforts have started to bear fruit, and the bank has made vast improvements in "financial transparency."

ASIA SATELLITE TELECOMMUNICATIONS HOLDINGS LTD.
(HONG KONG, 4.2%)
Asia Satellite, through its subsidiaries, owns and operates satellites for commercial services primarily to the broadcasting and telecommunications industries. The company's satellite capacity is used for video, high speed Internet, broadband multimedia, and direct to home (DTH) services.

LI & FUNG LTD.
(HONG KONG, 3.9%)
Li & Fung, through its subsidiaries, operates an export trading business. The company exports consumer products such as garments, fashion accessories, toys, games, sporting goods, home furnishings, handicrafts, shoes, travel goods and tableware.

KOOKMIN CREDIT CARD CO. LTD.
(SOUTH KOREA, 3.9%)
Kookmin offers credit card services. The company also provides various financial services such as installment financing, factoring, cyber loans, e-business cards, and B2B e-commerce business processing.

BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD.
(HONG KONG, 3.7%)
Brilliance China, through its subsidiaries, manufactures and distributes minibuses in the People's Republic of China. The company also holds partial interest in Asian component suppliers who manufacture automobile window molding and stripping, as well as gasoline engines.

AMOY PROPERTIES LTD.
(HONG KONG, 3.4%)
Amoy Properties, through its subsidiaries, invests in, develops, and manages real estate. The company also manages car parks and provides financial services.

SAMSUNG ELECTRONICS
(SOUTH KOREA, 3.2%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunication equipment and televisions.

ASM PACIFIC TECHNOLOGY
(HONG KONG, 3.1%)
ASM Pacific, through its subsidiaries, designs, manufactures and markets machines, tools and materials used in the semiconductor industry.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 2.9%)
Cheung Kong, through its subsidiaries, develops and invests in real estate. The company also provides real estate agency and management services and invests in securities.

-------------
*Portfolio is subject to change.

                                ASIA DYNASTY FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Asia Dynasty Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International Far East Free ex-Japan Index.

[Data below represents line chart in printed piece.]

                      VAN ECK ASIA DYNASTY FUND (CLASS A)
                     vs. MSCI Far East Free ex-Japan Index

             Van Eck Asia
            Dynasty Fund-A    MSCI Far East
             (with sales      Free ex-Japan
              charge)(2)         Index
Mar-22-93        9421            10000
                10386            11226
Sep-93          11454            12718
                15183            18596
Mar-94          12391            14554
                12431            15183
Sep-94          13712            17058
                12341            15344
Mar-95          11670            15156
                12626            16588
Sep-95          12555            16327
                12728            16701
Mar-96          13580            18316
                13323            18269
Sep-96          13149            18009
                13559            18561
Mar-97          13015            17868
                13631            18785
Sep-97          11896            15286
                 9207            10337
Mar-98           9337            11355
                 7100             7671
Sep-98           6899             6985
                 9184             9839
Mar-99           9996            10400
                15565            14347
Sep-99          13599            12900
                20063            15950
Mar-00          19513            15488
                16215            13694
Sep-00          13467            11531
Dec-00          10512            10081


[Data below represents line chart in printed piece.]

                      VAN ECK ASIA DYNASTY FUND (CLASS B)
                     vs. MSCI Far East Free ex-Japan Index

             Van Eck Asia
            Dynasty Fund-B    MSCI Far East
             (with sales      Free ex-Japan
              charge)(3)         Index
Sep-1-93        10000           10000
Sep-93          10221           10386
Dec-93          13522           15186
Mar-94          11012           11886
Jun-94          11039           12399
Sep-94          12165           13930
Dec-94          10933           12531
Mar-95          10318           12377
Jun-95          11150           13546
Sep-95          11059           13333
Dec-95          11222           13639
Mar-96          11959           14957
Jun-96          11723           14920
Sep-96          11568           14707
Dec-96          11905           15158
Mar-97          11386           14592
Jun-97          11914           15341
Sep-97          10385           12483
Dec-97           7991            8442
Mar-98           8096            9273
Jun-98           6148            6264
Sep-98           5959            5704
Dec-98           7897            8035
Mar-99           8588            8493
Jun-99          13332           11716
Sep-99          11625           10535
Dec-99          17113           13026
Mar-00          16621           12648
Jun-00          13789           11183
Sep-00          11425            9417
Dec-00           8901            8233


--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00           1 Year    5 Year    Inception(1)
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-A (w/o sales charge)     (47.60)%   (3.75)%      1.42%
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-A (with sales charge)(2) (50.61)%   (4.89)%      0.64%
--------------------------------------------------------------------------------
 MSCI Far East Free ex-Japan Index             (36.80)%   (9.60)%      0.10%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Since
Average Annual Total Return 12/31/00           1 Year     5 Year    Inception(1)
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-B (w/o sales charge)     (47.99)%   (4.53)%      (1.58)%
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-B (with sales charge)(3) (50.34)%   (4.78)%      (1.58)%
--------------------------------------------------------------------------------
 MSCI Far East Free ex-Japan Index             (36.80)%   (9.60)%      (2.62)%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK ASIA DYNASTY FUND WAS 3/22/93 (CLASS A) AND 9/1/93 (CLASS B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Asia Dynasty Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

Dear Shareholder:

Expectations were high after the rapid recovery in both emerging market economies and stocks in 1999, thus making the year 2000 a deeply disappointing one for emerging market stocks. The irony is that, for most of the year, news from the asset class was positive, with earnings coming in ahead of expectations at the beginning of the year. The economies generally remained fairly robust, but the stock markets struggled as liquidity declined. In particular, Asia was the underperformer for the year. No major Asian market finished in positive territory for the year, with some (Korea, Indonesia, and Thailand) more than halving in dollar terms. In this environment, the Van Eck Emerging Markets Vision Fund declined 37.60% since its inception on April 7, 2000, compared with a loss of 32.25% for the Morgan Stanley Capital International Emerging Markets Free Index* during the same period.

MARKET REVIEW

We see cause for optimism in the coming months for the asset class, even given the heavy volatility experienced last year, and we remain positive on the long-term outlook for emerging markets. Domestic demand remains solid in most emerging markets and low interest rates have been sustained. Corporate restructuring is continuing throughout the region and stock valuations are very attractive.

ASIAN MARKETS suffered the most in the year 2000 despite healthy fundamentals as the flow of foreign capital, as well as domestic investor sentiment, collapsed on poor political news in a number of countries. There were also a fair number of new issues in the equity markets, which dispersed the money available for investment. Banks, though flush with deposits, were not recycling the money in the form of loans. The liquidity generated by current account surpluses was mopped up by the central banks in order to ensure that there was no acceleration in inflation. Reform momentum slowed in places like Korea and Thailand. In sum, the newsflow was broadly positive, but there was little money available to buy that news.

The best performing markets for the year were HONG KONG/CHINA+. The largely illiquid "B" share market in Shanghai actually gained 136%. The Hong Kong market declined 11% in U.S. dollar terms, a good performance in relative terms. Two fundamental reasons explain this. First, the Chinese economy is reasonably robust at the moment. Also, interest rate cuts in the United States are expected to be replicated in Hong Kong due to the peg to the U.S. dollar. Despite changes to the composition of the stock market over the last few years, there is still a high proportion of interest rate-sensitive stocks. Together, these markets made up over 15% of Fund assets at year end.

The worst performing market was SOUTH KOREA, which declined 56% during the year. South Korea is still struggling with the legacy of high corporate indebtedness mixed with inefficient corporate structures. The days of the all-encompassing chaebols (conglomerates) expanding into a variety of areas and fuelled by cheap money, are clearly over. The legacy of poor capital allocation will likely continue to haunt South Korea for some time to come. That being said, the restructuring situation has been moving forward and should continue to improve returns to shareholders. Domestic investors have taken a great deal of money out of the market, and the banks are flush with deposits. This may reverse as South Korean equity valuations are very compelling. Your Fund held a 10.3% allocation to South Korea at December 31.

The remarkable turnaround in sentiment toward technology companies damaged the TAIWAN equity market extensively. Both the economy and the stock market are heavily geared to the technology cycle. Throughout the year, it has become apparent that demand for core technology products from Europe and the United States has weakened, even as more supply materializes. This has had a major impact on the product pricing and margins of Taiwanese technology companies. Although they are still key beneficiaries of the structural trend toward outsourcing, they are very much the victims of a sharp cyclical downturn. The market was down 47%. We added a position in Taiwan last summer as valuations became more attractive, and ended the year with an 8.5% weighting to this market.

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

SINGAPORE is normally viewed as something of a safe haven in the Asian region. This, however, did not prevent the index from declining 28%. This was primarily driven by external factors rather than specific negatives. Interest rates were low, domestic liquidity has been good, and earnings have been fairly stable. One area where Singapore is at risk is in the slowdown of electronic exports, particularly to the States. We significantly cut our exposure to this country throughout the year from over 11% in April to 4.7% at December 31, 2000.

In INDIA (approximately 6% of Fund assets for much of the year), the market was yet again frustrated by the slow progress that the government has made in deregulation, cutting the fiscal deficit, and privatizing inefficient state-run companies. On the positive side, the software sector has defied expectations of a growth slowdown and captured market share while increasing its billing rates as well as the scope of the work that it does. This illustrates the strength of its business model. The market declined 26% in 2000.

LATIN MARKETS performed relatively well in 2000, though the major markets were all in negative territory. BRAZIL lost 18% despite much improved macroeconomic fundamentals. The country has rebounded strongly from the devaluation at the beginning of 1999 and domestic interest rates fell in 2000 despite U.S. monetary tightening. Earnings growth was strong, particularly in the telecom sector where companies are investing heavily in anticipation of the onset of full competition at the end of 2001. Brazilian companies are currently trading at extremely cheap valuations and we expect a re-rating in 2001. We added to the Fund's exposure to the Brazilian market during 2000, ending the year with a 14.6% position.

The MEXICAN market fell 22% in 2000, despite strong economic growth and high average oil prices. The Mexican economy is well integrated with that of the U.S. During the presidential elections in July, the incumbent PRI candidate lost power for the first time in over 70 years. Mexico's new president, Vicente Fox, is a business friendly reformer, having been CEO of Coca-Cola in Mexico. Though the transition has been smooth thus far, he will have to govern through consensus building as his PAN party lacks an overall majority in Congress. We reduced the Fund's weighting in Mexico over the course of the year (from almost 22% in April to 13.5% by the end of the year) due to the potential effect of a slowdown in the U.S. economy.

ARGENTINA fell 24% and ended the year with a crisis of confidence that spurred a $39 billion bailout by the IMF (International Monetary Fund) and other multilateral institutions. The Argentine peso is tied to the U.S. dollar, which forced Argentine interest rates higher even as the country was facing a deep recession. Fiscal stimulus is constrained by the conditions of an IMF agreement and much needed reforms were avoided by a politically weak president facing a hostile Congress. We avoided investing in Argentina during the year, though going forward Argentina will likely benefit substantially from falling U.S. interest rates.

Developing EUROPEAN MARKETS mostly outperformed other emerging markets in 2000, though most lost ground. RUSSIA (7.3% of assets) had a good start to the year on the back of high oil prices and increasing economic growth. However, monetary tightening in the U.S. reduced investor appetite for risk and the market corrected substantially. In addition, several companies displayed a poor understanding of good corporate governance, which further depleted investor confidence. The market ended the year down 18%, looking rather oversold.

ISRAEL performed well, rising 3%. The Israeli market has a high weighting of technology stocks, which did very well in the first quarter before correcting substantially. We reduced the Fund's exposure to this market from 20% in April to 4.6% at year-end 2000 as we realigned our technology weightings toward the most solid and conservative stocks in the sector.

TURKEY struggled for most of the year, losing 49% after a fantastic run in the fourth quarter of 1999. Investors were unsure of the government's commitment to the disinflation program and were worried about a mounting current account deficit. This caused a liquidity crisis in the fourth

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

quarter as many banks had overextended foreign lines of credit, taking advantage of lower overseas funding costs. The IMF came to the rescue with a package that should ease liquidity, though strict fiscal conditions were imposed. We held only a small position in Turkey (1% of Fund assets at December 31) as uncertainty in this market mounted.

The SOUTH AFRICAN market (1.2% of assets) held up relatively well in 2000, notwithstanding weakness in the currency, and declined 21%. One major factor affecting sentiment was the continuing problems of neighboring Zimbabwe, which is struggling to maintain a rule of law. We are cautious about the outlook for South Africa, as the resource sector will suffer as global growth declines.

FUND REVIEW
The Fund's bias toward growth and technology stocks hurt performance in 2000 as investors realigned their portfolios in favor of cheaper value stocks. We maintain this bias because, although corporate earnings are entering a cyclical downturn, longer-term prospects remain bright. Stock valuations are extremely attractive and we have realigned the position in favor of the most established companies offering the best stock value.

In terms of country emphasis, we had an overweight position in Asia, where fundamentals have been quite healthy, yet this hurt performance as Asia fared poorly. In particular, the large markets of Korea and Taiwan suffered from poor domestic sentiment. Our emphasis on the Hong Kong/China market (which would benefit from an economic slowdown in the U.S. and resulting interest rate cuts) proved beneficial since those markets held up well in relative terms. In Latin America, the Fund was overweight Brazil, which has been experiencing healthy macroeconomic fundamentals and falling interest rates, and Mexico, which has had strong economic growth, falling inflation and cheap stock valuations, both of which held up fairly well.

THE OUTLOOK

It is always tempting to be gloomy after such a difficult year. However, we have learned that often, when people start to question the asset class, it may presage a period of strong outperformance.

We do not foresee the sharp upward movement of stocks that took place in the latter half of 1998 and in 1999. However, we see many reasons for optimism. Aggressive interest rate cuts in the U.S., which should spread to other major markets, should benefit emerging market stocks, most notably Hong Kong's. Oil prices have declined and, for the most part, inflationary expectations have quieted as well. This should allow interest rates to fall even further, sparking domestic demand and support for asset prices. Currently, we are significantly overweight Brazil, Hong Kong/China, Russia and Korea, while being underweight in Malaysia, Taiwan, South Africa and Greece.

We do expect downward revisions in earnings, particularly in the technology sector and in those countries particularly sensitive to U.S. demand, such as Mexico. We also expect revisions in economic growth expectations to be downwards. However, the reflationary impact of the move to cut rates, as well as the possibility of a weaker U.S. dollar, should outweigh the negatives. Even with the expected downgrades, there is tremendous support from valuations relative to developed markets. In addition, emerging market risk premia (spreads over U.S. Treasuries) are likely to fall, reducing the cost of capital for emerging market companies and governments. Finally, local investors have substantially reduced their equity weightings and this is likely to reverse.

In general, we believe that although the news flow will be negative in the short term, there will be a much healthier flow of funds to buy these markets. We are positive in our outlook for 2001, and expect that emerging market stocks will be a rewarding place to invest in the coming year.

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Emerging Markets Vision Fund, and we look forward to working with you in the future.



[PHOTO OMITTED]                     [PHOTO OMITTED]

/s/ David A. Semple                 /s/ David M. Hulme
-------------------                 ------------------
DAVID A. SEMPLE                     DAVID M. HULME
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

January 19, 2001


-------------
*The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

 The Index's return, in this instance, is calculated as of March 31, 2000 as its return with gross dividends reinvested is not available as of April 7 (the Fund's inception date).

+All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.


-----------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
-----------------------------------------------------------------------
AVERAGE ANNUAL                      AFTER MAXIMUM       BEFORE SALES
TOTAL RETURN                        SALES CHARGE*       CHARGE
-----------------------------------------------------------------------
A shares--Life (since 4/7/00)          (41.19)%           (37.60)%
-----------------------------------------------------------------------
B shares--Life (since 4/7/00)          (41.00)%           (37.90)%
-----------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%
 B shares: maximum contingent deferred sales charge is 5.00%

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

                              GEOGRAPHICAL HOLDINGS
                             AS OF DECEMBER 31, 2000

[Data below represents pie chart in printed piece.]

Brazil               14.6%
Mexico               13.5%
Hong Kong            12.3%
South Korea          10.3%
Taiwan                8.5%
Russia                7.3%
India                 6.3%
Singapore             4.7%
Israel                4.6%
China                 2.9%
Other                 8.0%
Cash/Equivalents      7.0%

                          EMERGING MARKETS VISION FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------

TELEFONOS DE MEXICO S.A. DE C.V. (TELMEX)
(MEXICO, 3.9%)
Telmex is the dominant telecom carrier in Mexico with over 12 million fixed line customers and over seven million cellular subscribers. Recent initiatives have included a focus on profitability, overseas expansion into Central and South America and Internet and data services. Telmex trades at a substantial discount to its western peers.

TV AZTECA S.A.
(MEXICO, 3.4%)
TV Azteca owns and operates two national television networks through two anchor stations in Mexico and numerous other stations throughout the country. The company also produces television programming for broadcast over its networks and for international sale.

GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. DE C.V. (BANACCI)
(MEXICO, 3.2%)
Banacci is a full-range financial services group with banking, insurance and asset management activities. It is the second-largest bank in Mexico and has recently launched a number of e-business initiatives. The Mexican banking system is beginning to grow again after several years of rebuilding since the Tequila Crisis in 1995. Banacci is well placed to take advantage of this growth.

INDIA FUND, INC.
(INDIA, 3.0%)
India Fund is a closed-end mutual fund that seeks long-term capital appreciation. This fund invests primarily in equity securities of Indian companies.

CHINA UNICOM LTD.
(CHINA, 2.8%)
China Unicom provides telecommunications services in the People's Republic of China. The company's services include cellular, paging, long distance, data, and Internet services. China Unicom operates an advanced telecommunications network system based on a fiber-optic transmission and core switching network.

KOOKMIN CREDIT CARD CO. LTD.
(SOUTH KOREA, 2.7%)
Kookmin offers credit card services. The company also provides various financial services such as installment financing, factoring, cyber loans, e-business cards, and B2B e-commerce business processing.

SK TELECOM CO. LTD.
(SOUTH KOREA, 2.5%)
SK Telecom is Korea's market leader in mobile communications, with over 10 million subscribers and a market share of 43%.

EMBRAER AIRCRAFT CORP.
(BRAZIL, 2.5%)
Embraer (Empresa Brasileira de Aeronautica S.A.)
manufactures and markets a variety of aircraft. The company produces and sells commercial- and military-use aircraft to over 25 countries around the world. Embraer also provides maintenance, repair and updating services to its clients.

LI & FUNG LTD.
(HONG KONG, 2.3%)
Li & Fung, through its subsidiaries, operates an export trading business. The company exports consumer products such as garments, fashion accessories, toys, games, sporting goods, home furnishings, handicrafts, shoes, travel goods and tableware.

KOREA TELECOM CORP.
(SOUTH KOREA, 2.0%)
Korea Telecom provides telecommunications services including local telephone, domestic and international long distance, multimedia satellite communication, data network and wireless telephone services in Korea. The company also offers Internet search and telephone directory services.

-------------------
*Portfolio is subject to change.

                          EMERGING MARKETS VISION FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Emerging Markets Vision Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index.

[Data below represents line chart in printed piece.]

                 VAN ECK EMERGING MARKETS VISION FUND (CLASS A)
                      vs. MSCI Emerging Markets Free Index

            Emerging Mkts.
            Vision Fund-A    MSCI Emerging
             (with sales      Mkts. Free
              charge)(2)         Index
Apr-7-00         9425           10000
Apr-00           9076            9052
May-00           8784            8678
Jun-00           9218            8984
Jul-00           8586            8522
Aug-00           8992            8563
Sep-00           7681            7816
Oct-00           6833            7249
Nov-00           5957            6615
Dec-00           5881            6775


[Data below represents line chart in printed piece.]

                 VAN ECK EMERGING MARKETS VISION FUND (CLASS A)
                      vs. MSCI Emerging Markets Free Index

            Emerging Mkts.
            Vision Fund-B    MSCI Emerging
             (with sales      Mkts. Free
              charge)(2)         Index
Apr-7-00        10000            10000
Apr-00           9630             9052
May-00           9310             8678
Jun-00           9770             8984
Jul-00           9100             8522
Aug-00           9520             8563
Sep-00           8130             7816
Oct-00           7220             7249
Nov-00           6290             6615
Dec-00           5900             6775



--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00                    1 Month    Inception(1)
--------------------------------------------------------------------------------
 VE Emerging Mkts. Vision Fund-A (w/o sales charge)      (1.27)%      (37.60)%
--------------------------------------------------------------------------------
 VE Emerging Mkts. Vision Fund-A (with sales charge)(2)  (7.00)%      (41.19)%
--------------------------------------------------------------------------------
 MSCI Emerging Mkts. Free Index                           2.41%       (32.25)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00                   1 Month     Inception(1)
--------------------------------------------------------------------------------
 VE Emerging Mkts. Vision Fund-B (w/o sales charge)      (1.27)%     (37.90)%
--------------------------------------------------------------------------------
 VE Emerging Mkts. Vision Fund-B (with sales charge)(3)  (6.21)%     (41.00)%
--------------------------------------------------------------------------------
 MSCI Emerging Mkts. Free Index                           2.41%      (32.25)%
--------------------------------------------------------------------------------


(1) INCEPTION DATE FOR THE VAN ECK EMERGING MARKETS VISION FUND WAS 4/7/00 (CLASSES A AND B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Emerging Markets Vision Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund gained 8.91% during 2000, substantially outperforming the general stock market as measured by the Standard & Poor's 500 Index,* which fell 9.11%. Many hard asset sectors achieved positive performance in a year distinguished by market volatility and disappointing returns, thus underscoring hard assets' diversification benefits. Hard assets were boosted by continued (albeit slowing) global growth and positive supply/demand fundamentals. Among the hard asset sectors, energy led the way, as natural gas and oil prices skyrocketed and dominated the headlines for most of the year. Real estate also provided healthy returns as investors sought out more defensive positions in the face of an uncertain market environment. Heavy allocations to energy and real estate and a reduction in paper and metals proved beneficial to Fund performance during this time period.

REVIEW
Global growth in 2000 was the strongest it has been in 16 years, up nearly 5%. Global economic expansion is generally good for commodity demand. This proved to be the case this year, with rising demand for most hard assets resulting in increases in most commodity prices and, in turn, strength in hard asset equities as well.

ENERGY was the best performing hard asset sector this year. The year proved to be the best environment for oil in decades as healthy demand, OPEC production cohesion, and low inventories combined to keep oil prices high. Several increases in OPEC production throughout the year failed to cause a rise in U.S. inventory levels (anecdotal evidence suggests that much of the additional oil ended up in Asia, as China is thought to have been building inventory) and crude oil peaked at $35 per barrel in September. Crude finally found its way into U.S. and global inventories and the price weakened somewhat to finish the year at $26.70. Prices averaged $30.25 for the year, roughly 50% higher than the ten-year average of $20.25. Energy stocks were up 9.4% for 2000.

Natural gas prices continued to soar throughout the year, up nearly 100% in the first half of the year alone and tripling by the end of the year. The natural gas supply and demand equation turned dramatically positive as continued increases in demand from new clean-burning power plants have caught up to a supply that is constrained by depleting reserves. In addition, since October, prices have risen sharply since winter weather has been 10% colder than normal and a drought in the Northwest has curtailed hydroelectric power generation, causing California to rely on natural gas for electricity.

We increased the Fund's exposure to energy early on in the year (from 40% of total net assets in January to nearly 50% by March). We maintained this high exposure to the sector throughout the year, which greatly benefited Fund performance. We continued to emphasize exploration and production and oil service companies, which have been primary beneficiaries of price increases.

We also increased the Fund's position in the REAL ESTATE sector throughout 2000 (from about 17% at the beginning of the year to 23% by year end), as fundamentals in the sector remained very healthy. This contributed to Fund gains as the sector posted its best performance in several years, rising 26.8% for the year. These exceptional gains were due to strong earnings growth, cheap stock valuations, and the fact that volatility and declines in the broader markets pushed investors to seek out relative stability, making REITs and their 7.5% average dividend yield very attractive. In a year when most of corporate America fell short of expectations, REITs generally met and, for the most part, exceeded earnings expectations in 2000. In the U.S., the best performing sectors were hotels, apartments, offices, diversified real estate, industrial, retail and self storage (in that order). We emphasized the office sector, in particular, where all-time low vacancy rates resulted in surging rents.

FOREST AND PAPER PRODUCT commodity prices generally rose during the year, although prices weakened in the second half as the U.S. economy slowed and the strong U.S. dollar made imports more competitive. Newsprint prices ended the year with the strongest performance of the group, up 18%, as industry consolidation and plant closures created a tight market. Other paper and paperboard grades finished the year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

with gains ranging from 1% to 10%. At the other end of the spectrum, chronic overcapacity plagued the lumber market as prices sank to multi-year lows. While the commodities turned in a positive year, forest and paper product stocks declined as investors focused on an economic slowdown and rejected cyclical stocks. The stocks made some gains in the fourth quarter when the dollar weakened (easing commodity price pressures from imports) and the market started anticipating a Federal Reserve rate cut that would help spur growth. Nonetheless, forest and paper product shares ended the year down 20%. We reduced the Fund's position in this sector gradually throughout the year from approximately 25% in January to the current 7.8% of total net assets, reallocating the portfolio in favor of the more promising energy and real estate sectors.

INDUSTRIAL METALS finished the year with declines of 3% to 5% for copper and aluminum and 15% to 30% for zinc, nickel and steel. Robust economic growth in the first half led to overproduction of semi-finished and finished products, causing substantial declines in raw metals inventories. Low inventories caused prices to strengthen in September. However, prices have declined since there was now an oversupply of semi-finished and finished products. Prices for copper and aluminum have not declined nearly as much as other metals due to tighter supplies caused by the ongoing energy crisis in the western U.S., which has increased the cost of mining and forced some production of these metals to shut down.

Industrial metals stocks declined 31.7% for the year. In addition to weak commodity prices, the sector, being cyclical in nature, experienced much of the same negative bias as the forest and paper products sector. Stock prices bottomed in October but rallied into the new year as the market for metals shares reacted favorably in anticipation of a Fed rate cut in January 2001. We reduced the Fund's industrial metals weighting from over 10% at the start of the year to about 8% by December 31 as fundamentals and market sentiment began to deteriorate.

PRECIOUS METALS had mixed results in 2000. Gold prices experienced a slight decline, but record highs were reached for platinum and palladium prices. Precious metals shares, however, met with some volatility and fell over 20%. Gold shares, in particular, were encumbered by a strong dollar and low inflation environment. We maintained a small position of about 10% in the precious metals sector throughout the year, concentrating primarily in platinum- and palladium-related stocks, which have industrial demand bases.

THE OUTLOOK
While the global economy grew at its fastest rate in 16 years in 2000, the critical question as we enter 2001 is not whether we will have a slowdown, but rather the extent of the slowdown. Currently, every leading indicator points to significantly slower growth. Our view is that we are experiencing a relatively short, yet very sharp, period of economic deterioration. The manufacturing sector, approximately 16% of GDP in the U.S., has come to a grinding halt. Consumer spending will likely slow down, particularly given the high consumer debt level (the highest on record). Business investment, a primary driver of economic growth in recent years, is also slowing, driven by the rapid deceleration of Old Economy earnings.

Due to this slowdown, we expect to see returns moderate--we do not expect anything like the 100+% increase in natural gas in 2000 to be repeated in any sectors or markets in 2001. However, we remain optimistic about the possibilities for hard assets in the coming months due to still-favorable fundamentals in many sectors and the fact that many of the equities have lagged their related commodities, meaning positive factors are not entirely priced in.

We favor the energy sector going into 2001 and plan to maintain our high weighting of 50% of assets, a maximum by prospectus, in the near future. We plan to keep the Fund's allocation to paper and metals to a minimum, at roughly 5% of assets. However, platinum and palladium remain attractive and we will monitor these asset classes for investment opportunities in the new year.

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]

/s/ Derek S. Van Eck
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER

January 18, 2001

-------------
*The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                      AFTER MAXIMUM       BEFORE SALES
TOTAL RETURN                        SALES CHARGE*       CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)          7.95%             8.99%
--------------------------------------------------------------------------------
5 year                                  6.19%             7.45%
--------------------------------------------------------------------------------
1 year                                  2.67%             8.91%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)          3.51%             3.89%
--------------------------------------------------------------------------------
1 year                                  3.17%             8.17%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)          8.63%             8.63%
--------------------------------------------------------------------------------
5 year                                  6.87%             6.87%
--------------------------------------------------------------------------------
1 year                                  7.06%             8.06%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%
 B shares: maximum contingent deferred sales charge is 5.00%
 C shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                              GEOGRAPHICAL HOLDINGS
                             AS OF DECEMBER 31, 2000

[Data below represents pie chart in printed piece.]

Finland              1.4%
Other                3.0%
Cash/Equivalents     2.2%
United States       58.0%
Canada              18.6%
Australia            7.7%
Russia               5.5%
Hong Kong            2.2%
United Kingdom       1.4%


                                 SECTOR HOLDINGS
                             AS OF DECEMBER 31, 2000

[Data below represents pie chart in printed piece.]

Real Estate               22.9%
Forest Products & Paper    7.8%
Precious Metals            9.2%
Industrial Metals          7.8%
Transportation             0.6%
Cash/Equivalents           2.2%
Energy                    49.5%

                             GLOBAL HARD ASSETS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------


NABORS INDUSTRIES, INC.
(U.S., 3.7%)

Nabors Industries is an oil services company which conducts oil, gas, and geothermal land drilling operations in the continental United States, Alaska and Canada, as well as in South and Central America and the Middle East.

STILLWATER MINING CO.
(U.S., 3.2%)

Stillwater Mining develops, processes and refines platinum, palladium, and associated metals from the Stillwater Mine in Montana. Stillwater is the only primary producer of platinum outside of South Africa. The company is currently developing the East Boulder project, a new underground mine on the Stillwater property that will boost metals production substantially starting in 2001.

TALISMAN ENERGY, INC.
(CANADA, 3.0%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, Indonesia, Sudan and the North Sea. Talisman is also conducting exploration in Algeria and Trinidad.

BROOKFIELD PROPERTIES CORP.
(CANADA, 2.7%)

Brookfield Properties is a diversified North American real estate development company. The company owns commercial rental properties, develops residential land, builds homes and offers real estate management services.

NOBLE DRILLING CORP.
(U.S., 2.6%)

Noble Drilling provides diversified services for the oil and gas industry. The company provides contract drilling services with its fleet of offshore drilling units located in markets worldwide. Noble Drilling also provides labor contract drilling services, engineering, and production management services.

ENSCO INTERNATIONAL, INC.
(U.S., 2.6%)

Ensco, an international offshore contract drilling company, provides marine transportation services in the Gulf of Mexico. The company serves the oil and gas industry.

GLOBAL MARINE, INC.
(U.S., 2.5%)

Global Marine provides offshore drilling and offshore drilling management services. Global Marine conducts business operations in the U.S. Gulf of Mexico, West Africa, and the North Sea.

APACHE CORP.
(U.S., 2.4%)

Apache explores for and produces natural gas, crude oil and natural gas liquids. The company has operations in North America, Egypt, western Australia, Poland, China and Cote d'Ivoire.

BOSTON PROPERTIES, INC.
(U.S., 2.3%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

SUN HUNG KAI PROPERTIES LTD.
(HONG KONG, 2.2%)

Sun Hung Kai Properties, through its subsidiaries, develops and invests in real estate. The company also operates hotels, and provides information technology, telecommunication, construction, engineering, financial, and air freight forwarding services.

----------

*Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
These graphs compare a hypothetical $10,000 investment in the Van Eck Global Hard Assets Fund (Classes A, B and C) made at inception with a similar investment in the Ibbotson Hard Assets Index.

        [The table below represents a line chart in the printed piece.]

                        Global Hard Assets                  Ibbotson
                              Fund-A                      Hard Assets
                      (with sales charge)(2)                 Index
--------------------------------------------------------------------------------
Nov-2-94                      9426                           10000
Dec-94                        9322                           9720
Mar-95                        9838                           9880
Jun-95                        10313                          10120
Sep-95                        10670                          10446
Dec-95                        11195                          10689
Mar-96                        12537                          11457
Jun-96                        13459                          11288
Sep-96                        14135                          11315
Dec-96                        16301                          11994
Mar-97                        16323                          11730
Jun-97                        17680                          12106
Sep-97                        21064                          12805
Dec-97                        18631                          10759
Mar-98                        18174                          11304
Jun-98                        15794                          10373
Sep-98                        12671                          9941
Dec-98                        12623                          9631
Mar-99                        12794                          9930
Jun-99                        14625                          11189
Sep-99                        14490                          11938
Dec-99                        14723                          12324
Mar-00                        14858                          11456
Jun-00                        15152                          11921
Sep-00                        15729                          11715
Dec-00                        16035                          12553


--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00               1 Year  5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Global Hard Assets Fund-A (w/o sales charge)      8.91%   7.45%     8.99%
-------------------------------------------------------------------------------
 VE Global Hard Assets Fund-A (with sales charge)(2)  2.67%   6.19%     7.95%
--------------------------------------------------------------------------------
 Ibbotson Hard Assets Index                           1.86%   3.27%     3.76%
--------------------------------------------------------------------------------


        [The table below represents a line chart in the printed piece.]

                        Global Hard Assets                  Ibbotson
                              Fund-B                      Hard Assets
                      (with sales charge)(3)                 Index
--------------------------------------------------------------------------------
Apr-24-96                     10000                          10000
Jun-96                        10303                          9614.14
Sep-96                        10825                          9637.22
Dec-96                        12455                          10216.2
Mar-97                        12455                          9991.12
Jun-97                        13477                          10311.5
Sep-97                        16037                          10906.4
Dec-97                        14164                          9164.1
Mar-98                        13801                          9628.25
Jun-98                        11976                          8834.78
Sep-98                        9599                           8467.37
Dec-98                        9553                           8203.16
Mar-99                        9664                           8458.1
Jun-99                        11028                          9530.46
Sep-99                        10899                          10168.5
Dec-99                        11055                          10496.9
Mar-00                        11138                          9757.25
Jun-00                        11341                          10153.4
Sep-00                        11746                          9978.55
Dec-00                        11758                          10691.6

--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00                     1 Year    Inception(1)
--------------------------------------------------------------------------------
 VE Global Hard Assets Fund-B (w/o sales charge)           8.17%       3.89%
--------------------------------------------------------------------------------
 VE Global Hard Assets Fund-B (with sales charge)(3)       3.17%       3.51%
--------------------------------------------------------------------------------
 Ibbotson Hard Assets Index                                1.86%       1.44%
--------------------------------------------------------------------------------


        [The table below represents a line chart in the printed piece.]

                        Global Hard Assets                  Ibbotson
                              Fund-C                      Hard Assets
                      (with sales charge)(4)                 Index
--------------------------------------------------------------------------------
Nov-2-94                      10000                          10000
Dec-94                        9885                           9720
Mar-95                        10420                          9880
Jun-95                        10914                          10120
Sep-95                        11292                          10446
Dec-95                        11954                          10689
Mar-96                        13387                          11457
Jun-96                        14365                          11288
Sep-96                        15092                          11315
Dec-96                        17354                          11994
Mar-97                        17354                          11730
Jun-97                        18776                          12106
Sep-97                        22338                          12805
Dec-97                        19733                          10759
Mar-98                        19228                          11304
Jun-98                        16692                          10373
Sep-98                        13376                          9941
Dec-98                        13313                          9631
Mar-99                        13467                          9930
Jun-99                        15361                          11189
Sep-99                        15195                          11938
Dec-99                        15412                          12324
Mar-00                        15528                          11456
Jun-00                        15809                          11921
Sep-00                        16372                          11715
Dec-00                        16667                          12553

--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00               1 Year  5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Global Hard Assets Fund-C (w/o sales charge)     8.06%   6.87%     8.63%
--------------------------------------------------------------------------------
 VE Global Hard Assets Fund-C (with sales charge)(4) 7.06%   6.87%     8.63%
--------------------------------------------------------------------------------
 Ibbotson Hard Assets Index                          1.86%   3.27%     3.76%
--------------------------------------------------------------------------------

(1)  INCEPTION DATE FOR THE VAN ECK GLOBAL HARD ASSETS FUND WAS 11/2/94 (CLASS
     A), 4/24/96 (CLASS B), AND 11/2/94 (CLASS C). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

(4) 1.00% redemption charge taken into account on total return for one-year time period.

Returns for the Van Eck Global Hard Assets Fund (Classes A, B and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends and distributions, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The year 2000 was a difficult one for world equity markets as stronger-than-expected economic growth and inflationary worries gave way to concerns of economic slowing as the year progressed. The technology sector was particularly hard hit after a euphoric 1999. Just as technology stocks drove the extraordinary returns then, they drove market declines in 2000. Growth stocks also fell dramatically as investors, wary of increasingly volatile markets, refocused on defensive equities. In this environment, the Van Eck Global Leaders Fund had a total return of -21.88% for the twelve months ended December 31 while the Morgan Stanley Capital International (MSCI) World Index* declined 13.18% during the same period.

REVIEW

While there remains some regional differentiation between markets, the last several years have been distinguished by a marked increase in the correlation of performance among industry sectors across geographic markets. This increased synchronization is a result of several factors including the increasingly multinational scope of business, the advent of the euro (Europe's currency) and greater investor knowledge of international markets. Thus, while choosing the right region is still of importance, in 2000, choosing the right sector had the greatest impact on performance.

The most concise explanation for equity performance worldwide in 2000 was "technology." The strong global returns experienced in 1999, led by the technology sector, were largely a result of massive liquidity injections by the world's central banks in anticipation of Y2K problems. Much of this liquidity found its way into the financial markets, which led to one of the best fourth quarters in history. A year later, the fourth quarter of 2000 was one of the worst quarters for equity investors in a decade. The main causes of this sea change were: slowing economic growth in the U.S. as a result of six interest rate increases by the Federal Reserve Bank, too much inventory in most sectors, a tightening in lending by banks, slowing corporate capital expenditures, and a resultant slowing in revenues and earnings, particularly for tech and growth stocks. Market weakness began to surface toward the end of the first quarter. As technology, telecom and consumer cyclical companies began to disappoint in the U.S., similar companies in other regions also declined. Seeking safer havens in uncertain markets, investors began to seek out value and defensive sectors both in the U.S. and abroad.

Our emphasis on growth and technology stocks, strategies that boosted Fund performance in 1999, hurt performance in 2000. On the positive side, we began to position the Fund more defensively as the year unfolded. We reduced the technology weighting somewhat, from about 32% of total net assets to about 24% by November. Technology companies that remain in the portfolio are generally high quality market leaders--software-oriented companies or specialty semiconductor manufacturers that continue to benefit from technology spending. We continue to believe that technology, though more cyclical than originally anticipated, remains a long-term growth story.

We augmented the Fund's weighting to financial stocks during the year, primarily in the U.S., the UK and Continental Europe, as this sector historically benefits from lower interest rates (which we expected, and continue to expect, due to slowing economic growth). We increased positions in defensive stocks, such as supermarket chains in the consumer sector and pharmaceutical companies, both of which we expect will be unaffected by an economic slowdown. The Fund's allocation to healthcare, which did well in 2000, was increased to 14% of the Fund (primarily in the U.S.). We expect the healthcare sector to continue to show strength as a result of aging demographics and strong product pipelines. Finally, we added to the energy sector where we expect increased spending on the part of drillers and refiners to finally come to fruition after a prolonged period of higher oil prices. Financial, defensive consumer, healthcare and energy stocks were among the top performing sectors for the year.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

In terms of regional emphases, we continue to overweight the developed markets. The United States (51.5% of total net assets at December 31) and Europe (36.1% of assets), although slowing, were not as badly affected by negative factors as were the emerging markets in 2000, with returns of -12.5%+ and -8.1%, respectively. While both the U.S. and European economies have been slowing, there are some positives. Growth is coming off exceptionally high levels (the U.S., for example, was growing at approximately 5% last year, and analysts were calling for 31/2%-4% U.S. GDP (gross domestic product) growth in 2000 at the end of 1999; these figures were revised downward to 21/2%-3% by year end). Investors, expecting stratospheric growth rates to continue, reacted strongly to downward revisions in both general economic and corporate earnings growth. However, the truth is that these figures remain positive, if more realistic, at current levels. In addition, after a year of monetary tightening in both the U.S. and Europe, we believe interest rates have peaked (indeed, on January 3, 2001 the U.S. Federal Reserve cut the federal funds target rate by 0.50%), which should improve the investment environment. Further, Europe, which is expected to experience the highest relative growth in 2001, has been in a period of healthy industry consolidation and corporate restructuring.

The Fund remained underweight Japan throughout the year (7.1% of assets at year end), where the expected economic recovery did not materialize and the market declined over 27%. Economic growth has been slowing largely due to the reluctance of Japanese consumers to spend. The ability of the government to stimulate the Japanese economy is fairly limited due to already low interest rates and high levels of government debt. Fund positions were primarily in leading exporters that benefited from a weak yen.

The Fund's largest position in the emerging markets was in Asia. We reduced the position from about 6% of portfolio assets at the beginning of the year to about 3% in September as it became evident that the U.S. economy and associated demand was slowing. Despite some strong signs of recovery, the region was very badly affected by reduced industrial demand from the West, particularly in the crucial technology sector, and the Asian markets fell over 36% for the year. The Asian position that we retained has been concentrated in Hong Kong and Singapore, whose economies are not as directly tied to technology and which should benefit from U.S. interest rate cuts.

THE OUTLOOK

We are optimistic on the outlook for equity markets in 2001 although, with slowing growth, we do not expect to see the high double-digit returns common in the 1990s. As mentioned above, interest rates have begun to come down in the U.S. and we expect them to be cut in Europe as well, as further reductions in both economic growth estimates and earnings expectations take hold. We also expect continued market volatility and weakness short term. As the Federal Reserve continues to act aggressively to improve liquidity, however, we expect the U.S. to lead coming out of a short-lived "recession," and, in the second half, we expect reasonably good results overall. In Europe, consumer confidence remains high and tax cuts benefiting consumers and businesses are expected for the first time in seven years. The emerging markets remain heavily dependent on both U.S. demand and technology exports for a significant portion of their growth and we plan to remain underweight there. Historically, growth investing has returned to favor when interest rates begin to decline, with financials, healthcare, technology and consumer cyclicals doing well in that environment. Regarding the technology sector, growth expectations are adjusting from stratospheric figures to historical norms. As expectations are adjusted, the sector should provide reasonable returns for the most solid companies.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to working with you in the future.





[Photo Omitted]                   [Photo Omitted]

/s/ANNE M. TATLOCK                /s/ SHEILA HARTNETT-DEVLIN
------------------                --------------------------
ANNE M. TATLOCK                   SHEILA HARTNETT-DEVLIN
GLOBAL STRATEGIST                 CO-PORTFOLIO MANAGER



[Photo Omitted]                   [Photo Omitted]

/s/ WILLIAM Y. YUN                /s/ JOSHUA A. ROSENTHAL
------------------                --------------------------
WILLIAM Y. YUN                    JOSHUA A. ROSENTHAL
CO-PORTFOLIO MANAGER              CO-PORTFOLIO MANAGER

January 31, 2001

* The Morgan Stanley Capital International (MCSI) World Stock Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

   The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

+ All market returns are Morgan Stanley Capital International (MSCI) Indices (with gross dividends reinvested) in U.S. dollar terms.


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                        AFTER MAXIMUM           BEFORE SALES
TOTAL RETURN                          SALES CHARGE*           CHARGE

--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)             7.70%                 8.61%
--------------------------------------------------------------------------------
5 year                                      8.74%                10.04%
--------------------------------------------------------------------------------
1 year                                    (26.36)%              (21.88)%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)             7.95%                 7.95%
--------------------------------------------------------------------------------
5 year                                      9.22%                 9.46%
--------------------------------------------------------------------------------
1 year                                    (25.63)%              (22.33)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*  A shares: maximum sales charge is 5.75%
   B shares: maximum contingent deferred sales charge is 5.00%

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------


                            GEOGRAPHICAL WEIGHTINGS+
                             AS OF DECEMBER 31, 2000


         [The table below represents a pie chart in the printed piece.]

                         United States            51.5%
                         United Kingdom            8.2%
                         France                    7.5%
                         Japan                     7.1%
                         Germany                   4.3%
                         Switzerland               3.8%
                         Netherlands               2.8%
                         Italy                     2.5%
                         Spain                     2.5%
                         Other                     9.9%


----------

+ Does not reflect a negative cash position of 0.1% (see "Other assets less liabilities" in "Schedule of Portfolio Investments," p. 45).

                               GLOBAL LEADERS FUND
                 REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ST. MICROELECTRONICS N.V. (STM)
(NETHERLANDS, 1.5%)

STM is a European-based technology company that designs, develops, manufactures and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer electronics, automotive, computer and industrial sectors. Geographically, STM's customer base is located in North America, Europe and the Asia/Pacific region. Despite the weakness of the technology sector over the past six to nine months, we continue to feel that STM's product portfolio is well positioned to benefit from the long-term growth trends in both the wireless and Internet industries. Over the short term, the stock will probably continue to consolidate its position. However, given the likelihood of more interest rate cuts by the Federal Reserve, a second-half recovery in the U.S. economy could have a beneficial impact on the technology sector in 2001.

EXEL PLC
(UNITED KINGDOM, 1.0%)

Exel is a global logistics company that was formed by the merger between Ocean Group and NFC in 2000. Exel is engaged in two principal business activities: contract logistics and freight forwarding. The merger has transformed Exel into one of the few truly global logistics players, an industry that is expected to grow 15% per annum. With its blue-chip customer list and particularly strong positions in the fast-growing consumer, technology and healthcare sectors, Exel is well-positioned to deliver above-average top-line growth. In addition, limited capital requirements should boost cash flow going forward. Exel represents an attractive way to invest in the continued growth of the logistics industry.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 0.7%)

Cheung Kong is one of Hong Kong's two largest property developers concentrating on the residential market. It also holds more than 49% of Hutchison Whampoa, the region's premier conglomerate. The company is poised to benefit from lower interest rates and a potential recovery in property prices.

GRUPO TELEVISA S.A.
(MEXICO, 0.9%)

Grupo Televisa is the largest media and broadcasting company in Mexico. Both Grupo Televisa and its only competitor, TV Azteca, are increasing real advertising prices in 2001 which bodes well for earnings. Additionally, Grupo Televisa, which currently supplies Spanish language programming to Univision in the U.S., stands to benefit from 13 stations bought by Univision that are likely to program Televisa content.

VESTAS WIND SYSTEMS A/S
(DENMARK, 0.4%)

Vestas is the leading global manufacturer of wind turbines, possessing an approximate 30% share of the "wind energy" market. This industry is expected to grow significantly over the next five years, driven by rising global electricity consumption, a commitment by the European Union and other countries to increase the proportion of electricity generated by renewable energy sources (including wind energy), and declining development costs for wind energy. Vestas is the only truly global company in the industry, with operations in over 30 countries.

                               GLOBAL LEADERS FUND
                             PERFORMANCE COMPARISON

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Leaders Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International World Stock Index.

        [The table below represents a line chart in the printed piece.]

                      Global Leaders Fund-A                 MSCI World
                     (with sales charge)(2)                Stock Index
--------------------------------------------------------------------------------
Dec-20-93                      9426                           10000
Mar-94                         9110                           10061
Jun-94                         9080                           10363
Sep-94                         9357                           10585
Dec-94                         9059                           10508
Mar-95                         9368                           10999
Jun-95                         9938                           11468
Sep-95                         10248                          12109
Dec-95                         10444                          12685
Mar-96                         10626                          13201
Jun-96                         10890                          13583
Sep-96                         11103                          13764
Dec-96                         11727                          14395
Mar-97                         11716                          14436
Jun-97                         13142                          16609
Sep-97                         13630                          17084
Dec-97                         13459                          16664
Mar-98                         14990                          19050
Jun-98                         15484                          19437
Sep-98                         14468                          17107
Dec-98                         16239                          20719
Mar-99                         16419                          21459
Jun-99                         16691                          22483
Sep-99                         16903                          22149
Dec-99                         21570                          25886
Mar-00                         22002                          26151
Jun-00                         20427                          25224
Sep-00                         19311                          23957
Dec-00                         16850                          22474


--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00             1 Year    5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Global Leaders Fund-A (w/o sales charge)     (21.88)%   10.04%     8.61%
--------------------------------------------------------------------------------
 VE Global Leaders Fund-A (with sales charge)(2) (26.36)%    8.74%     7.70%
--------------------------------------------------------------------------------
 MSCI World Stock Index                          (13.18)%   12.12%    12.26%
--------------------------------------------------------------------------------


        [The table below represents a line chart in the printed piece.]

                      Global Leaders Fund-B                 MSCI World
                     (with sales charge)(3)                Stock Index
--------------------------------------------------------------------------------
Dec-20-93                      10000                          10000
Mar-94                         9654                           10061
Jun-94                         9591                           10363
Sep-94                         9864                           10585
Dec-94                         9516                           10508
Mar-95                         9833                           10999
Jun-95                         10424                          11468
Sep-95                         10741                          12109
Dec-95                         10899                          12685
Mar-96                         10069                          13201
Jun-96                         11323                          13583
Sep-96                         11524                          13764
Dec-96                         12152                          14395
Mar-97                         12128                          14436
Jun-97                         13590                          16609
Sep-97                         14074                          17084
Dec-97                         13885                          16664
Mar-98                         15447                          19050
Jun-98                         15932                          19437
Sep-98                         14879                          17107
Dec-98                         16671                          20719
Mar-99                         16843                          21459
Jun-99                         17109                          22483
Sep-99                         17297                          22149
Dec-99                         22051                          25886
Mar-00                         22448                          26151
Jun-00                         20817                          25224
Sep-00                         19660                          23957
Dec-00                         17126                          22474


--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/00             1 Year    5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Global Leaders Fund-B (w/o sales charge)      (22.33)%   9.46%     7.95%
--------------------------------------------------------------------------------
 VE Global Leaders Fund-B (with sales charge)(3)  (25.63)%   9.22%     7.95%
--------------------------------------------------------------------------------
 MSCI World Stock Index                           (13.18)%  12.12%    12.26%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK GLOBAL LEADERS FUND WAS 12/20/93 (CLASSES A AND B). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Global Leaders Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International World Stock Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The average price of gold during the year 2000 was $279.11 an ounce, almost unchanged from the $278.57 an ounce average in 1999. Bullion reached $322 in February 2000 when Placer Dome announced that it would refrain from further hedging of its gold production. Other producers have followed suit, which resulted in the first decline in net hedging in over ten years. A subsequent lack of investment interest contributed to bringing the price down to the $265 level during October/November. Greater confidence in the dollar up to the final quarter of last year, higher dollar interest rates, and the peak U.S. economic growth rate led to some switching out of gold into dollar assets in Europe and to a reduction in Japanese gold purchases. The universal strength of the dollar also created additional selling pressure as local gold prices reached multi-year highs in Australian dollars, Indian rupees, and the South African rand. The dollar weakened slightly at year end when it became clear that a marked slowdown in U.S. economic activity was underway. The price of gold improved from the October/November lows to finish the year at $272.00 an ounce, down 5.7% from the end of 1999.

Gold shares also turned in a disappointing performance, declining 26.4% for the year. Relative to the gold price and to historical stock valuations, gold shares became oversold as they declined to the November lows for the year. Investors recognized this oversold condition and bought up gold equities in light of the prevailing uncertainty in the U.S. economy. Since November 20, gold shares staged an impressive year-end gain of 19.9%. Stock valuations have improved, but still remain below historical measures. In this environment, the Van Eck International Investors Gold Fund had a total return of -22.18% for the twelve months ended December 31, 2000.

GOLD-MINING SHARES

While the overall performance of gold shares was disappointing in 2000, a number of companies were able to outperform the Standard & Poor's 500 Index* (which declined 9.1%) for the year. Among the majors, Barrick Gold (9.8% of the Fund's total net assets at December 31, 2000) outperformed due to its solid financial position and the emergence of the Bulyanhulu project in Tanzania as one of the top mining camps in the world. Bulyanhulu is an underground mine scheduled for initial production in mid-2001. Encouraging drill results and land acquisitions in the region make this one of Barrick's core assets for the future. Placer Dome (7.3% of net assets at year end) also turned in a favorable share price performance. Following some unfortunate problems with acquisitions in 1999, new CEO Jay Taylor is working to rebuild investor confidence by optimizing existing assets and seeking opportunities that should create shareholder value, such as joint mining ventures. Mid-tier producers Meridian (4.2% of assets) and GoldCorp (2.1% of assets) achieved share price gains for the year by delivering positive results at their new underground mines. In its first year of production, Meridian's El Penon Mine, located in Chile, met production expectations while identifying areas to expand reserves. Meanwhile, in Ontario, Canada, GoldCorp began production at its refurbished Red Lake Mine in November, providing high-grade feed to a newly constructed mill.

The low gold price and the proposed Franco-Nevada/Gold Fields (0.3% and 8.4% of assets, respectively) combination brought plenty of speculation regarding mega-mergers and acquisitions in 2000. In actuality, activity was minimal, consisting mainly of the majors jockeying for property locally, as the South African authorities would not allow the Franco/Gold Fields merger to proceed. Barrick and Anglogold (9.8% and 4.0% of assets, respectively) increased their land positions in Africa. Anglogold also acquired a majority stake in two developing low-cost mines in Tanzania and Mali. Battle Mountain Gold (0.9% of assets) shareholders approved a friendly merger with Newmont (8.2% of assets) that creates synergy with their Nevada properties. Harmony Gold (3.6% of assets) bought two high-cost South African Mines from Anglogold. Harmony is a niche player known for finding value in underground mines that others have difficulty operating.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Another development that bodes well for the price of bullion is the removal of newly mined ounces from the market through the premature closure of mines and the postponement of planned development projects. During 2000, five companies have been forced to close mines with a combined output of 22 tonnes of gold annually, as their efforts to reduce production costs could not overcome a gold price that remained under $300 for most of the year. Then in December, Barrick suspended plans to construct the Pascua-Lama project, a world-class deposit that straddles the Chile/Argentina border. Pascua was slated to produce 800,000 ounces (25 tonnes) of gold per year along with enough by-product silver to make it the largest silver mine in the world. In 2000, newly mined gold production declined slightly, the first such decline since 1995.

THE OUTLOOK

We believe there are several reasons for optimism in 2001. Gold's supply/demand fundamentals are positive, the outlook for both the U.S. dollar and the U.S. economy are somewhat bearish, and the stock market remains pricey by historical standards, all of which could be positives for gold.

At current gold prices, there is a fundamental deficit between the supply of gold from mines and scrap, and the demand used for fabrication and investment. This supply deficit, which amounted to 15.8% of total demand over the past five years, has been filled from central bank sales and lending. Most of the gold that the central banks lend goes ultimately to producers that hedge. If the substantial decline in producer hedging experienced in 2000 continues, one of the key sources of excess supply will have been eliminated, creating a tighter market for bullion. Additionally, bullion has a strong negative correlation with the trade-weighted U.S. dollar. Over the past three and a half years, this relationship has grown stronger, as the rolling 90-day correlation has averaged a negative 92%. The trade-weighted dollar made new 12-year highs as recently as November, at the same time gold was trading near its 20-year lows. The current environment of declining interest rates and weak economic activity is typically bearish for the dollar, especially when combined with an abnormally high trade deficit and elevated energy prices. The percentage of U.S. dollars held as official foreign exchange holdings is at historic highs of around 78%. This makes the dollar vulnerable to central banks, as well as other investors, who may wish to diversify their portfolios toward non-dollar assets, such as the euro or gold.

On January 3, 2001 the Federal Reserve Board instituted a surprise 50-basis-point (0.50%) cut in the fed funds rate in reaction to the rapidly decelerating U.S. economy. This was followed by another 50-basis-point cut on January 31. What started as a slowdown in manufacturing and a spate of disappointing third quarter earnings has worsened to a contraction in manufacturing and continued earnings downgrades. This has been compounded by the Nasdaq collapse and a credit crunch in the telecommunications sector. Logic and history tell us that the debt and other excesses contained within the longest and most powerful economic expansion in history have yet to correct themselves fully. The impact of all this has not been lost on the U.S. consumer, as shown by the disappointing retail sales for the Christmas season and drops in the Consumer Confidence Index. It looks as though the economic slowdown will continue into the first half of 2001 and may evolve into a recession before it is over. At the same time, while general stock market prices have declined from their 2000 peak levels, the commensurate decline in earnings has meant that valuations, as measured by price/earnings ratios, are still well above the historic norm and double the levels of the 1990 recession. While we expected gold to perform better under these circumstances, defensive investing has not yet become widespread. Investors have become accustomed to the relentless rise in the general stock market through the 1990s. However, if economic uncertainty continues, investment attitudes could shift toward wealth protection, a situation in which gold has historically outperformed.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Van Eck International Investors Gold Fund and look forward to working with you in the future.





[Photo omitted]                [Photo omitted]

/s/ JOHN C. VAN ECK            /s/ JOSEPH M. FOSTER
-------------------            --------------------
JOHN C. VAN ECK                JOSEPH M. FOSTER
CHAIRMAN                       MANAGEMENT TEAM MEMBER

February 1, 2001

* The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

   The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                       AFTER MAXIMUM            BEFORE SALES
TOTAL RETURN                         SALES CHARGE*            CHARGE
--------------------------------------------------------------------------------
Life (since 2/10/56)                     7.75%                   7.90%
--------------------------------------------------------------------------------
20 year                                 (1.67)%                 (1.38)%
--------------------------------------------------------------------------------
15 year                                 (2.22)%                 (1.83)%
--------------------------------------------------------------------------------
10 year                                 (7.48)%                 (6.93)%
--------------------------------------------------------------------------------
5 year                                 (19.95)%                (19.00)%
--------------------------------------------------------------------------------
1 year                                 (26.66)%                (22.18)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

*  A shares: maximum sales charge is 5.75%.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2000

         [The table below represents a pie chart in the printed piece.]

                          United States           23.9%
                          Cash/Equivalents        15.0%
                          Canada                  29.1%
                          South Africa            20.4%
                          Australia                9.9%
                          United Kingdom           1.3%
                          Peru                     0.4%

                        INTERNATIONAL INVESTORS GOLD FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago with a similar investment in the Financial Times Gold Mines Index.

                       Van Eck International
                        Investors Gold Fund               FT Gold Mines
                       (with sales charge)(1)                 Index
--------------------------------------------------------------------------------
Dec-90                         9425                           10000
Mar-91                         8868                           8952.13
Jun-91                         10305                          13382.9
Sep-91                         9407                           10064.7
Dec-91                         9667                           9062.1
Mar-92                         8853                           7820.18
Jun-92                         8820                           5957.31
Sep-92                         7925                           4799.48
Dec-92                         6855                           4133.25
Mar-93                         9023                           8225.55
Jun-93                         12548                          12316.5
Sep-93                         11302                          10850.1
Dec-93                         14630                          14394.3
Mar-94                         13256                          13165.8
Jun-94                         13202                          12354
Sep-94                         16355                          15034
Dec-94                         14477                          12780
Mar-95                         13211                          12482.7
Jun-95                         12763                          12467.8
Sep-95                         13909                          12844.3
Dec-95                         13184                          12376.8
Mar-96                         15377                          15097.2
Jun-96                         13764                          13044.6
Sep-96                         12734                          11978.3
Dec-96                         11949                          11795.3
Mar-97                         11257                          10588.2
Jun-97                         9888                           9009.31
Sep-97                         10191                          9864.49
Dec-97                         7648                           6844.89
Mar-98                         8104                           7406.99
Jun-98                         6864                           6428.59
Sep-98                         7179                           7121.15
Dec-98                         6740                           6044.57
Mar-99                         6300                           5620.96
Jun-99                         6198                           5724.77
Sep-99                         7041                           7304.59
Dec-99                         5907                           6004.46
Mar-00                         5020                           5056.21
Jun-00                         5165                           5222.9
Sep-00                         4566                           4518.63
Dec-00                         4597                           4421.73


--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
 VE International Investors Gold Fund
   (w/o sales charge)                        (22.18)%   (19.00)%    (6.93)%
--------------------------------------------------------------------------------
 VE International Investors Gold Fund
   (with sales charge)(1)                    (26.66)%   (19.95)%    (7.48)%
--------------------------------------------------------------------------------
 FT Gold Mines Index                         (26.42)%   (18.59)%    (7.83)%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK INTERNATIONAL INVESTORS GOLD FUND WAS 2/10/56.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck International Investors Gold Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The Financial Times Gold Mines Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

Dear Shareholder:

As you know, the Van Eck Gold/Resources Fund underwent a name change on May 1, 2000 and became the Van Eck Natural Resources Fund. While the Fund's objective of long-term capital appreciation remained unchanged and the Fund still invests in some gold-related securities, we diversified the majority of the Fund's assets into other natural resources, such as oil, industrial metals, forest and paper products, and other strategic or precious metals. This reallocation has been very beneficial to Fund performance since many natural resources substantially outperformed gold in 2000.

While the Natural Resources Fund declined 12.82% for the year, we are pleased to report that performance improved in the second half of 2000, due largely to reallocations into natural resources, particularly energy. The Fund gained 1.71% in the last six months of the year, a period in which the overall market declined 8.72%, as measured by the Standard & Poor's 500 Index.* A portfolio of natural resource shares tends to provide defensive diversification and relative strength in times of general market weakness. The Fund realized substantial gains in energy and platinum group metals. Whereas the performance of industrial metals, forest products, and gold was disappointing for most of the year, patience and perseverance paid off as these sectors staged impressive year-end rallies.

REVIEW

In the second half of 2000, the ENERGY sector maintained or added to the gains achieved by the sector in the first half. Several increases in OPEC production throughout the year failed to cause a rise in U.S. inventory levels, as crude oil peaked at the $35 per barrel level. Anecdotal evidence suggests that much of the additional OPEC oil ended up in Asia, as China is thought to have been building inventory. Crude finally found its way into U.S. inventories in November and the price has since weakened to finish at $26.70, a 4.3% gain for the year.

Natural gas prices climbed steadily into October due to fundamental tightness in the market. Continued increases in demand from new clean-burning power plants has caught up to a supply that is constrained by depleting reserves in mature hydrocarbon basins located in the Gulf of Mexico, the continental U.S., and western Canada. Since October, prices have risen sharply due to heavy demand brought on by the energy crisis in California and the first below-normal winter temperatures in years east of the Rockies. A drought in the Northwest has severely curtailed hydroelectric power generation, which has caused California to rely heavily on natural gas for electricity generation. Gas prices ended the year at $9.73 per million Btu's, up 317% for the year.

The best performance among energy shares came from the independent producers and the oil services groups, which gained 105.5% and 45.2%, respectively, for the year. These are the companies with the most relative exposure to natural gas prices. The integrated producers lagged with a 6.6% gain. Many energy share prices peaked in the September-October time frame when Fund management took the opportunity to lock in profits, ending 2000 with 32.5% of assets in energy, down from earlier peak levels of around 45%.

PRECIOUS METALS continued their split personalities, with gold and silver moving lower and the platinum group metals (PGM) substantially higher. Gold ended the year at $272.00 per ounce for a decline of 5.7%, after trading as low as $265 in October. The dominating negative influence affecting gold was the relentless climb in the U.S. dollar against all other currencies. During 2000, gold traded at or near multi-year highs in Swiss francs, Australian dollars, British pounds and Indian rupees, which created considerable selling pressure from abroad. This trend reversed course in late October when the U.S. dollar began to weaken due to the slowing U.S. economy. Coincident with the dollar's reversal, gold staged its longest uptrend of the year, and gold shares sprang to life with a year-end rally of 19.9% since November 20. Despite this, gold shares still finished the year with a disappointing 26.4% decline. At year end, the Fund was 23.6% invested in gold equities.

                             NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

In stark contrast to gold, platinum increased 38.4% to $612.50 and palladium more than doubled to $959.45 per ounce. Supply of both of these metals is limited to a handful of mines located mainly in South Africa and Russia. Erratic supply from Russia has caused persistent shortages of these metals in the West, where they are used mainly in autocatalysts. This lack of supply has caused prices to skyrocket. After profit taking, the PGM producers stood at 5.1% of Fund assets at year end, down from peak levels of around 8%.

INDUSTRIAL METALS finished the year with declines in the 3% to 5% range for copper and aluminum, and 15% to 30% for zinc, nickel, and steel. Robust economic growth in the first half led to overproduction of semi-finished and finished products, causing substantial declines in raw metals inventories. Low inventories caused prices to strengthen in September, however, prices have since declined due to the oversupply of semi-finished and finished products. Prices for copper and aluminum have not declined nearly as much as other metals due to tighter supplies caused by the ongoing energy crisis in the western U.S. High electricity costs have forced production cutbacks at a number of southwestern U.S. copper mines. In the Northwest, a shortage of hydropower has caused most of the aluminum capacity of the region to shut down.

Industrial metals stocks declined 31.7% for the year. Prices bottomed in October, but rallied nicely into the new year, as the market for metals shares reacted favorably in anticipation of a January 2001 federal funds target rate cut. Steel producers' stock performance has lagged the other metals producers due to a severe downturn in automotive production and an increase in steel imports in the second half caused by the strong U.S. dollar. Most of the industrial metals shares within the Fund were purchased as shares declined throughout the year. As a result, approximately half of our positions (which totaled 15.7% of Fund assets at December 31) were showing positive gains at year end.

FOREST AND PAPER PRODUCTS generally finished higher for the year, however, prices weakened in the second half as the U.S. economy slowed and the strong U.S. dollar made imports more competitive. Newsprint prices ended the year with the strongest performance of the group, up 18%, as industry consolidation and plant closures have created a tight market. Other paper and paperboard grades finished the year with gains ranging from 0% to 10%. At the other end of the spectrum, chronic overcapacity plagued the lumber market as prices sank to multi-year lows. Some of the lumber-making capacity was diverted to pulp production, creating substantial year-end pressure on market pulp prices, which had reached long-term highs in March.

Whereas most commodity prices turned in a positive year, the share prices of the forest and paper products companies declined to recessionary levels, as market participants focused on a slowing U.S. economy. A turnaround came in October, when the U.S. dollar weakened, thereby easing commodity price pressures from imports. Stocks gained further momentum as the year ended and the market started anticipating a fed rate cut that could spur growth. Shares ended the year down 20%; however, earlier declines were cut in half by the year-end rally. At December 31, 13.5% of your Fund's assets were in this sector.

THE OUTLOOK

On January 3, 2001 the Fed instituted a surprise 50-basis-point (0.50%) cut in the Fed funds rate in reaction to the rapidly decelerating U.S. economy. What started as a slowdown in manufacturing and a spate of disappointing third quarter earnings has worsened to a contraction in manufacturing and continued earnings downgrades. This has been compounded by the Nasdaq crash and a credit crunch in the telecommunications sector. Logic and history tell us that the excesses contained within the longest economic expansion and the largest speculative stock market bubble in history have yet to correct themselves fully. The impact of all of this has not

                             NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

been lost on the U.S. consumer, as shown by the disappointing retail sales for the holiday season. It looks as though the economic slowdown will continue into the first half of 2001 and may evolve into a recession before it is over. Because of the negative uncertainty currently in the market, the Fund has maintained a fairly large position in gold shares, as we expect investors to turn increasingly to defensive investing. Additionally, a cash position of 9.3% at year end will allow the Fund to take advantage of buying opportunities that will arise should the economy deteriorate further.

The energy sector continues to look attractive. Natural gas will probably come down as more wells are drilled and the demand response to current high prices is factored in; however, we expect prices to eventually settle above historical levels. Crude oil prices have remained above $25 longer than most analysts expected, indicating that there is more discipline on the part of OPEC and international oil producers to refrain from flooding the market with new production, which has happened in past cycles. Elevated long-term commodity prices will ensure superior returns for shareholders. Also, to take advantage of an improving coal market, Natural Resources has taken a position in Arch Coal (1.7% of assets at December 31) and increased positions in diversified miners that have significant coal production, such as Rio Tinto and M.I.M. (3.4% and 1.7% of assets, respectively).

Continued reductions in semi-finished and end-product inventories and weakening consumption may cause metals and forest products prices to soften during the first half of 2001. Much of this commodity price weakness has been priced into the shares, in our opinion, which experienced a recessionary price decline into October of 2000. Should a sharper or more prolonged economic downturn eventuate, the downside risk to these stocks will be limited, and in fact, provide an excellent buying opportunity. On the other hand, should the Fed rate cuts return the global economy to robust growth, then tight supplies of commodities such as aluminum, copper, or newsprint should create an extremely positive pricing environment for producers.

We appreciate your participation in the Van Eck Natural Resources Fund and look forward to working with you in the future.



[Photo omitted]

/s/ JOSEPH M. FOSTER
--------------------
JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER
January 24, 2001


* The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

   The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                        AFTER MAXIMUM           BEFORE SALES
TOTAL RETURN                          SALES CHARGE*           CHARGE
--------------------------------------------------------------------------------
Life (since 2/15/86)                   (2.00)%                  (1.61)%
--------------------------------------------------------------------------------
10 year                                (5.35)%                  (4.79)%
--------------------------------------------------------------------------------
5 year                                (16.66)%                 (15.67)%
--------------------------------------------------------------------------------
1 year                                (17.93)%                 (12.82)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

*  A shares: maximum sales charge is 5.75%.

                             NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                             AS OF DECEMBER 31, 2000

         [The table below represents a pie chart in the printed piece.]

                       Cash/Equivalents                9.3%
                       Forest Products & Paper        13.5%
                       Industrial Metals              15.7%
                       Precious Metals                29.0%
                       Energy                         32.5%


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2000

         [The table below represents a pie chart in the printed piece.]

                       United States                  41.3%
                       Canada                         16.7%
                       Australia                      10.1%
                       South Africa                   11.1%
                       France                          3.9%
                       Netherlands                     2.7%
                       United Kingdom                  3.7%
                       Other                           1.2%
                       Cash/Equivalents                9.3%

                             NATURAL RESOURCES FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------

DEVON ENERGY CORP.
(U.S., 4.2%)

Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin of Texas, the Rocky Mountains, the Gulf Coast and offshore Gulf of Mexico, as well as western Canada and internationally. The company has focused on increasing domestic production with timely acquisitions.

CHEVRON CORP.
(U.S., 4.0%)

Chevron explores for, develops and produces oil and natural gas. The company offers some of the best exploration plays among the major oil companies and has a strong position in the developing Caspian Sea region. Chevron also refines, markets and transports crude oil in the U.S. and throughout the world.

TOTAL FINA ELF S.A.
(FRANCE, 3.9%)

Total Fina explores for, produces, refines, transports, and markets oil and natural gas. There are 12,840 Total gas filling stations in Europe, the United States, and Africa. The company also operates a chemical division, which produces rubber, paint, ink, adhesives, and resins. Total is investing heavily in new oil and gas projects that offer the greatest prospects for production growth among the integrated energy producers.

MERIDIAN GOLD, INC.
(CANADA, 3.9%)

Meridian Gold is a gold production and exploration company with operations in the Americas. The company more than doubled its gold production in 2000 with the commissioning of its El Penon mine in Chile. El Penon is a high-grade underground gold mine with substantial silver credits that has transformed Meridian into one of the lowest-cost producers in the world.

NEWMONT MINING CO.
(U.S., 3.8%)

Newmont is the largest gold producer outside of South Africa. The company's core property is the Yanacocha Mine in Peru, which has developed into a district, or collection of deposits, producing nearly two million ounces per year. In 2000, Newmont successfully commissioned the world class Batu Hijau Mine in Indonesia and continues to lead the North American industry with its production from Nevada.

RIO TINTO LTD.
(AUSTRALIA, 3.4%)

Rio Tinto is an international mining company with interests in mining for aluminum, borax, coal, copper, gold, iron ore and other commodities. Rio Tinto focuses on producing materials in which it can play a dominant role in pricing and marketing.

GRANT PRIDECO, INC.
(U.S., 3.3%)

Grant Prideco is the world's leading provider of drill stem products used for oil and gas exploration and production. With its integrated operations, Grant Prideco is the dominant player and low-cost producer in its market.

HOMESTAKE MINING CORP.
(U.S., 3.0%)

Homestake Mining explores for and produces gold. The company has the lowest level of political risk in the industry with operations in the United States, Canada, and Australia. Homestake is an unhedged producer that has successfully reduced costs to stay competitive at low gold prices.

IMPALA PLATINUM HOLDINGS LTD.
(SOUTH AFRICA, 2.8%)

Impala is the world's second-largest primary platinum producer. The company mines, refines, and markets platinum and other platinum group metals, such as palladium, rhodium, and nickel. Operations are located mainly in South Africa. Impala is also one of the largest recyclers of automotive catalytic converters.

ROYAL DUTCH PETROLEUM CO.
(NETHERLANDS, 2.7%)

Royal Dutch Petroleum controls the Royal Dutch/Shell Group of companies. The company explores for, produces, refines, and markets petroleum products and manufactures chemicals. Royal Dutch has emerged from a restructuring and asset disposal program that promises to provide superior profitability going forward from one of the best asset portfolios in the business.

----------
*Portfolio is subject to change.

                             NATURAL RESOURCES FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Natural Resources Fund made ten years ago with a similar investment in the Financial Times Gold Mines Index and the Ibbotson Hard Assets Index.


       [The table below represents a line chart in the printed piece.]


                         VAN ECK NATURAL RESOURCES FUND
                      vs. Financial Times Gold Mines Index
                         and Ibbotson Hard Assets Index




                      Van Eck                                          Ibbotson
               Natural Resources Fund       FT Gold Mines            Hard Assets
               (with sales charge)(1)          Index                    Index
               ----------------------       -------------            -----------
Dec-90                  9420                   10000                    10000
Mar-91                  8889                   8952.13                  10324
Jun-91                  9227                   13382.9                  10535
Sep-91                  8647                   10064.7                  10513
Dec-91                  9036                   9062.1                   10444
Mar-92                  8746                   7820.18                  10264
Jun-92                  9327                   5957.31                  10645
Sep-92                  9400                   4799.48                  10341
Dec-92                  8629                   4133.25                  9919
Mar-93                  10399                  8225.55                  11039
Jun-93                  14132                  12316.5                  11859
Sep-93                  12653                  10850.1                  11657
Dec-93                  15368                  14394.3                  12249
Mar-94                  15101                  13165.8                  12492
Jun-94                  13671                  12354                    12935
Sep-94                  15174                  15034                    13694
Dec-94                  12968                  12780                    13324
Mar-95                  13065                  12482.7                  13542
Jun-95                  13065                  12467.8                  13872
Sep-95                  13913                  12844.3                  14319
Dec-95                  13526                  12376.8                  14652
Mar-96                  16434                  15097.2                  15704
Jun-96                  14689                  13044.6                  15472
Sep-96                  13865                  11978.3                  15509
Dec-96                  13865                  11795.3                  16441
Mar-97                  12774                  10588.2                  16079
Jun-97                  11320                  9009.31                  16594
Sep-97                  11756                  9864.49                  17552
Dec-97                  8411                   6844.89                  14748
Mar-98                  9114                   7406.99                  15495
Jun-98                  7805                   6428.59                  14218
Sep-98                  7854                   7121.15                  13627
Dec-98                  7369                   6044.57                  13201
Mar-99                  6763                   5620.96                  13612
Jun-99                  6545                   5724.77                  15337
Sep-99                  8023                   7304.59                  16364
Dec-99                  6617                   6004.46                  16893
Mar-00                  5793                   5056.21                  15702
Jun-00                  5672                   5222.9                   16340
Sep-00                  5357                   4518.63                  16059
Dec-00                  5769                   4421.73                  17206



--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00               1 Year    5 Year   10 Year
--------------------------------------------------------------------------------
 VE Natural Resources Fund (w/o sales charge)      (12.82)%  (15.67)%  (4.79)%
--------------------------------------------------------------------------------
 VE Natural Resources Fund (with sales charge)(1)  (17.93)%  (16.66)%  (5.35)%
--------------------------------------------------------------------------------
 FT Gold Mines Index                               (26.36)%  (18.59)%  (7.83)%
--------------------------------------------------------------------------------
 Ibbotson Hard Assets Index                         1.86%      3.27%    5.58%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK NATURAL RESOURCES FUND WAS 2/15/86.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck Natural Resources Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The Financial Times Gold Mines Index and the Ibbotson Hard Assets Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold mining shares.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

Effective May 1, 2000, the Van Eck Gold/Resources Fund changed its name to the Van Eck Natural Resources Fund. Its objective of long-term capital appreciation will remain the same, but the Fund, while continuing to invest a portion of its assets in gold-related securities, will place greater emphasis on securities of companies involved in the production of other strategic or precious metals, minerals, oil, natural gas and coal.

Going forward, we will no longer compare the Fund to the Financial Times Gold Mines Index since the FT Gold Mines Index is not a natural resources index. A $10,000 investment in the FT Gold Mines Index at 12/31/99 would have declined to $7,364 by 12/31/00 versus the same investment in the Fund, which would have declined to $8,207 by year end (A shares, after maximum sales charge).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           U.S. GOVERNMENT MONEY FUND

Dear Shareholder:

The U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. The Fund's seven-day average yield was 4.65%* and its 30-day average yield was 4.92% on December 29, 2000. The Fund's total net assets were $73.8 million as of December 31, 2000.

During the year 2000, the yield on three-month Treasury bills averaged 5.98%. Treasury bill rates climbed steadily from their January low of 5.33% to peak in early November at a rate of 6.43%. This rise in T-bill rates was a result of the continued tightening of monetary conditions by the Federal Reserve. The Fed raised the fed funds target rate three times during 2000, a total tightening of 100 basis points (1.00%), in an attempt to cool the robust U.S. economy and reduce inflationary risks. T-bill rates peaked in early November as the economy began to show signs of slowing. In December, money market rates fell precipitously as investors became nervous about the dramatic slowdown in economic activity and began discounting a shift in monetary policy from tightening to easing by the Federal Reserve. Three month T-bill rates reached the low for the year on December 22, with a yield of 5.26%, and ended the year at 5.90%.

The Fund's investment strategy continues to emphasize safety by investing in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the United States Government. Of course, shares of the Fund are not guaranteed by the U.S. Government** and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by U.S. Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pickup over Treasury bills we will look to place more emphasis on repurchase agreements.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to working with you in the future.




[Photo omitted]

/s/ GREGORY F. KRENZER
----------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER
January 16, 2001

----------

  * Performance data represents past performance and is not indicative of future results.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

  + Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

CHINA: 5.9%
        325,000   China Unicom Ltd.+                                 $   497,936
        250,000   MATRIX 8848.net Holdings, LLC (b)(c)(d)                250,000
      1,700,000   Sinopec Zhenhai Refining & Chemical Co. Ltd.           231,035
      1,260,000   Yizheng Chemical Fibre Co. Ltd.                        235,855
                                                                     -----------
                                                                       1,214,826
                                                                     -----------
HONG KONG: 43.2%
        625,000   Amoy Properties Ltd.                                   697,142
         50,500   ASAT Holdings Ltd. (ADR)+                              252,500
        414,000   Asia Satellite Telecommunications Holdings Ltd.        859,879
        450,000   ASM Pacific Technology Ltd.                            640,409
      2,798,000   Brilliance China Automotive Holdings Ltd.              762,305
        190,000   Cathay Pacific Airways                                 350,783
         47,000   Cheung Kong (Holdings) Ltd.                            601,081
         86,000   China Mobile (Hong Kong) Ltd.+                         469,710
        183,200   Dah Sing Financial Group                               986,499
      2,550,000   Denway Motors Ltd.+                                    444,632
        500,000   Giordano International Ltd.                            230,778
        195,000   Great Eagle Holdings Ltd.                              331,263
        442,000   Li & Fung Ltd.                                         804,698
         82,000   Swire Pacific Ltd. "A"                                 591,369
         40,000   Television Broadcast Ltd.                              210,265
        100,000   Wharf (Holdings) Ltd.                                  242,958
        225,000   Wheelock & Co. Ltd.                                    186,065
      1,100,000   Zhejiang Expressway Co. Ltd.                           174,879
                                                                     -----------
                                                                       8,837,215
                                                                     -----------
INDIA: 9.5%
         28,400   HCL Technologies Ltd.                                  324,945
         18,500   Housing Development Finance Corporation Ltd.           214,407
          4,800   Infosys Technologies Ltd.                              589,203
            400   ITC Ltd.                                                 7,656
         45,000   Satyam Computer Services Ltd.                          311,134
        239,000   Sonata Software Ltd.                                   234,494
             35   Tata Infotech Ltd.                                         164
         13,500   Television Eighteen India Ltd.                          75,627
         12,000   Visualsoft Technologies Ltd.                           182,776
                                                                     -----------
                                                                       1,940,406
                                                                     -----------
INDONESIA: 1.2%
        640,554   PT Astra International Tbk+                            132,414
        750,000   PT Bank Pan Indonesia Tbk Warrants
                    (expiring 7/08/02)+                                    2,093
        500,000   PT Telekomunikasi Indonesia                            105,943
                                                                     -----------
                                                                         240,450
                                                                     -----------
MALAYSIA: 0.3%
         47,333   MAA Holdings Berhad                                     57,298
                                                                     -----------
PHILIPPINES: 0.0%
          3,000   Benpres Holdings Corp. (GDR)+                            3,375
                                                                     -----------
SINGAPORE: 7.8%
        110,000   Capitaland Ltd.+                                       190,311
          5,000   Chartered Semiconductor (ADR)+                         131,875
         21,420   Datacraft Asia Ltd.                                    101,102
             27   DBS Group Holdings Ltd.                                    305
        130,000   Keppel Land Ltd.                                       206,171
         92,000   Singapore Land Ltd.                                    209,043
         34,000   Singapore Land Warrants
                    (expiring 3/23/05)+                                   32,353
            723   Singapore Press Holdings Ltd.                           10,674
        230,000   Singapore Tech Engineering                             370,069
        490,000   Star Cruises Ltd.+                                     343,000
                                                                     -----------
                                                                       1,594,903
                                                                     -----------
SOUTH KOREA: 17.2%
          4,000   Cheil Communications, Inc.                             196,047
         41,100   Housing & Commercial Bank, Korea                       932,466
         36,000   Kookmin Credit Card Co. Ltd.+                          793,992
          9,810   Korea Telecom Corp.                                    519,581
          5,226   Samsung Electronics                                    652,734
          2,100   SK Telecom Co. Ltd.                                    420,000
                                                                     -----------
                                                                       3,514,820
                                                                     -----------
TAIWAN: 11.3%
        104,000   Advantech Co. Ltd.                                     329,710
         41,906   Ambit Microsystems Corp.                               177,772
        282,700   Compal Electronics, Inc.                               383,250
        102,600   Siliconware Precision Industries Co. (ADR)+            256,500
         87,000   Sunplus Technology Co. Ltd.                            345,426
        160,000   Taiwan Cellular Corp.+                                 241,546
        306,800   United Microelectronics Corp.                          445,564
         26,000   Via Technologies, Inc.+                                140,519
                                                                     -----------
                                                                       2,320,287
                                                                     -----------
THAILAND: 0.6%
        190,800   Regional Container Line
                    Public Co. Ltd. "F"                                  120,899
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.0%
(Cost: $22,595,918)                                                   19,844,479
OTHER ASSETS LESS LIABILITIES: 3.0%                                      623,938
                                                                     -----------
NET ASSETS: 100%                                                     $20,468,417
                                                                     ===========


----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Affiliated company. See Schedule of Affiliated Company Transactions
    (Note 9).
(c) Fair value as determined by Board of Trustees.
(d) Restricted security (Note 8).
 +  Non-income producing.

GLOSSARY:
  ADR - American Depositary Receipt
  GDR - Global Depositary Receipt
  "F" - Foreign Registry

                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2000

SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-----------                                       ------
Advertising                                        1.0%
Airlines                                           1.7%
Apparel                                            1.1%
Automotive                                         6.5%
Chemicals                                          2.3%
Computer Software & Technology                     9.2%
Conglomerates                                      7.7%
Consumer Products                                  3.9%
Electrical Equipment & Electronics                 9.1%
Engineering & Construction                         3.4%
Entertainment & Leisure                            1.7%
Financial Services & Insurance                    14.6%
Publishing                                         0.1%
Real Estate                                        8.5%
Semiconductors & Semiconductor Equipment           7.7%
Telecommunications                                15.7%
Television                                         1.4%
Transportation                                     1.4%
Other assets less liabilities                      3.0%
                                                 -----
                                                 100.0%
                                                 =====


                        See Notes to Financial Statements

                          EMERGING MARKETS VISION FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

BRAZIL: 14.6%
            300   Ambev (ADR)                                        $     7,725
            100   Brasil Telecom Participacoes S.A. (ADR)                  5,900
        110,000   Caemi Mineracao E Metalurgica S.A. Pfd.+                12,974
         40,007   Celular CRT Participacoes S.A. Pfd. (ADR)+              12,925
          1,300   CIA Paranaense de Energia (Copel) Pfd. (ADR)            10,968
            500   Embraer Aircraft Corp. (Sponsored ADR)                  19,875
          1,000   Embratel Participacoes S.A.                             15,688
        600,000   Petrobras Distribuidora S.A. Pfd.                        8,615
            335   Petroleo Brasileiro S.A. Pfd.                            7,865
      2,000,000   Tele Centro Oeste Celular Participacoes S.A. Pfd.+       6,944
            150   Tele Norte Leste Participacoes S.A. (ADR)                3,422
            170   Uniao de Bancos Brasileiros S.A.                         5,005
                                                                     -----------
                                                                         117,906
                                                                     -----------
CHINA: 2.9%
         15,000   China Unicom Ltd.+                                      22,982
                                                                     -----------
CROATIA: 1.5%
          1,000   Pliva D.D. (GDR)                                        11,750
                                                                     -----------
    GREECE: 1.5%
          1,450   Cosmote Mobile Communication S.A.+                      11,836
                                                                     -----------
HONG KONG: 12.3%

          3,000   Asat Holdings Ltd. (ADR)+                               15,000
          7,000   Asia Satellite Telecommunications Holdings Ltd.         14,539
          8,000   ASM Pacific Technology Ltd.                             11,385
          1,000   Cheung Kong (Holdings) Ltd.                             12,789
          2,800   Dah Sing Financial Group                                15,078
          8,000   Johnson Electric Holdings Ltd.                          12,308
         10,000   Li & Fung Ltd.                                          18,206
                                                                     -----------
                                                                          99,305
                                                                     -----------
INDIA: 6.3%
          2,000   India Fund, Inc.+                                       24,250
          1,500   Rediff.com India Ltd. (ADR)+                             3,750
          1,000   Silverline Technologies Ltd. (ADR)+                     10,063
          4,500   SSI Ltd.                                                12,825
                                                                     -----------
                                                                          50,888
                                                                     -----------
INDONESIA: 0.5%
         20,000   PT Telekomunikasi Indonesia                              4,238
                                                                     -----------
ISRAEL: 4.6%
          1,000   ESC Medical Systems Ltd.+                               12,063
            500   Fundtech Ltd.+                                           8,938
             70   Gilat Satellite Networks Ltd.+                           1,785
          1,000   Nova Measuring Instruments Ltd.+                         6,937
            200   Orbotech Ltd.+                                           7,462
                                                                     -----------
                                                                          37,185
                                                                     -----------
MALAYSIA: 0.8%
          5,333   MAA Holdings Berhad                                      6,456
                                                                     -----------
MEXICO: 13.5%
            248   Cemex S.A. (Sponsored ADR)                               4,480
          5,000   Consorcio ARA S.A. de C.V.                               5,925
          3,524   Corporation Interamericana de
                    Entretenimiento S.A. de C.V.                          14,468
         15,500   Grupo Financiero Banamex
                    Accival, S.A. de C.V.                                 25,455
            700   Telefonos de Mexico S.A. de C.V.
                    (Sponsored ADR)                                       31,587
          2,750   TV Azteca S.A. (Sponsored ADR)                          27,328
                                                                     -----------
                                                                         109,243
                                                                     -----------
PHILIPPINES: 1.5%
            700   Philippine Long Distance Telephone Co.
                    (Sponsored ADR)                                       12,469
                                                                     -----------
RUSSIA: 7.3%
          1,000   AO Taftneft (Sponsored ADR)                              7,063
            300   Lukoil Holding (ADR)                                    10,854
            400   Mobile Telesystems (Sponsored ADR)+                      9,600
          2,000   Norilsk Nickel+                                         14,600
          1,100   OAO Gazprom (ADR)                                        7,012
         35,000   Surgutneftegaz Pfd.                                      3,255
            650   Surgutneftegaz (Sponsored ADR)                           6,841
                                                                     -----------
                                                                          59,225
                                                                     -----------
SINGAPORE: 4.7%
            300   Chartered Semiconductor Manufacturing Ltd. (ADR)+        7,913
          1,560   Datacraft Asia Ltd.                                      7,363
         10,000   Keppel Land Ltd.                                        15,859
         10,000   Star Cruises Ltd.+                                       7,000
                                                                     -----------
                                                                          38,135
                                                                     -----------
SOUTH AFRICA: 1.2%
          9,000   Comparex Holdings Ltd.                                   9,945
                                                                     -----------
SOUTH KOREA: 10.3%
            100   Cheil Communications, Inc.                               4,901
            350   Housing & Commercial Bank, Korea                         7,941
          1,000   Kookmin Credit Card Co. Ltd.+                           22,055
            300   Korea Telecom Corp.                                     15,890
            100   Samsung Electronics                                     12,490
            100   SK Telecom Co. Ltd.                                     20,000
                                                                     -----------
                                                                          83,277
                                                                     -----------
TAIWAN: 8.5%
          2,375   Acer, Inc. (GDR)                                         5,522
          1,000   ASE Test                                                 8,500
          1,300   Hon Hai Precision Industry Co. Ltd.                     15,438
          1,300   Powerchip Semiconductor Corp.+                           6,435
          3,000   R.O.C. Taiwan Fund                                      13,687
          3,700   Siliconware Precision Industries Co. (ADR)+              9,250
          1,000   Winbond Electronics Corp.                                9,375
                                                                     -----------
                                                                          68,207
                                                                     -----------

                        See Notes to Financial Statements

                          EMERGING MARKETS VISION FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

TURKEY: 1.0%
         75,000   Turkiye Garanti Bankasi A.S.                       $     4,196
        105,000   Vestel Elektronik Sanayi ve Ticoret. A.S.+               3,877
                                                                     -----------
                                                                           8,073
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 93.0%
(Cost: $1,107,157)                                                       751,120
                                                                     -----------

SHORT-TERM OBLIGATION: 5.3%

PRINCIPAL                                   INTEREST   MATURITY
AMOUNT                                        RATE       DATE
--------------------------------------------------------------------------------
$43,000
  Repurchase Agreement (Note 10):
    Purchased on 12/29/00;
    maturity value $43,027
    (with State Street Bank & Trust
    Co., collateralized by $45,000
    Federal Home Loan Bank
    5.875% due 8/15/01
    with a value of $45,946)
    (Cost: $43,000)                           5.75%      1/02/01          43,000
                                                                     -----------

TOTAL INVESTMENTS: 98.3%
(Cost: $1,150,157)                                                       794,120
OTHER ASSETS LESS LIABILITIES: 1.7%                                       13,654
                                                                     -----------
NET ASSETS: 100%                                                     $   807,774
                                                                     ===========

----------

(a) Unless otherwise indicated, securities owned are shares of common stock.

 +  Non-income producing.

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt


SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-----------                                       ------
Advertising                                         0.6%
Aerospace & Defense                                 2.4%
Beverages                                           1.0%
Building & Construction                             0.6%
Closed End Fund                                     4.7%
Computer Software & Technology                      4.9%
Distribution                                        2.2%
Electrical Equipment & Electronics                  2.8%
Entertainment & Leisure                             2.7%
Financial Services & Insurance                     12.3%
Industrial                                          1.5%
Manufacturing                                       0.5%
Medical Devices                                     1.5%
Mining                                              3.4%
Oil & Gas                                           6.4%
Pharmaceuticals                                     1.4%
Real Estate                                         4.3%
Semiconductors & Semiconductor Equipment           10.8%
Telecommunications                                 24.2%
Television                                          3.4%
Utilities                                           1.4%
Short-Term Obligation                               5.3%
Other assets less liabilities                       1.7%
                                                 -------
                                                  100.0%
                                                 =======


                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 7.7%
        325,000   M.I.M. Holdings Ltd.                               $   210,083
        123,000   Newcrest Mining Ltd.                                   299,733
          6,830   Online Advantage Ltd.+                                     456
        542,400   Portman Mining Ltd.                                    350,612
         56,500   Santos Ltd.                                            189,537
        143,000   United Energy Ltd.                                     256,591
         47,500   WMC Ltd.                                               202,676
                                                                     -----------
                                                                       1,509,688
                                                                     -----------
BERMUDA: 0.6%
          5,700   Knightsbridge Tankers Ltd.                             125,043
                                                                     -----------
CANADA: 18.6%
         34,500   Abitibi-Consolidated, Inc.                             316,969
          7,200   Alberta Energy Co. Ltd.                                344,651
         12,600   Barrick Gold Corp.                                     206,388
        707,700   Brazilian Resources, Inc.+                             117,953
         30,000   Brookfield Properties Corp.                            528,017
          8,150   Ensign Resource Service Group, Inc.                    301,560
         20,000   NQL Drilling Tools, Inc.+                              103,336
         16,875   Oxford Properties Group, Inc.                          202,506
         31,200   Placer Dome, Inc.                                      300,300
         16,200   Talisman Energy, Inc.+                                 601,040
         19,500   Tembec, Inc.+                                          181,356
         35,000   Timberwest Forest Corp.                                253,175
          8,200   TrizecHahn Corp.                                       124,025
        333,000   Windsor Energy Corp. (b)(c)+                            86,582
                                                                     -----------
                                                                       3,667,858
                                                                     -----------
FINLAND: 1.4%
         22,500   Stora Enso Oyj (R Shares)                              266,404
                                                                     -----------
FRANCE: 0.1%
          3,500   Societe Fonciere Lyonnaise Warrants
                    (expiring 7/30/02)+                                      657
          3,000   Unibail S.A. Warrants
                    (expiring 5/11/04)+                                   26,725
                                                                     -----------
                                                                          27,382
                                                                     -----------
HONG KONG: 2.2%
         44,400   Sun Hung Kai Properties Ltd.                           442,593
                                                                     -----------
RUSSIA: 5.5%
          1,679   Khanty-Mansiysk Oil Co. (b)(c)+                        881,475
          2,600   Lukoil Holding Corp. (ADR)                              94,064
          2,600   Lukoil Holding Corp. Pfd. (ADR)                         45,199
          7,800   Surgutneftegaz, Inc. Pfd. (Sponsored ADR)               70,365
                                                                     -----------
                                                                       1,091,103
                                                                     -----------
SINGAPORE: 1.2%
        137,000   Capitaland Ltd.+                                       237,024
                                                                     -----------
SOUTH AFRICA: 1.1%
          4,092   Anglogold Ltd. (Sponsored ADR)                          61,124
         23,000   Sappi Ltd. (ADR)                                       163,875
                                                                     -----------
                                                                         224,999
                                                                     -----------
UNITED KINGDOM: 1.4%
          5,700   BP Amoco PLC (ADR)                                     272,888
                                                                     -----------
UNITED STATES: 58.0%
         45,201   AK Steel Holding Corp.                                 395,509
         12,000   Alcoa, Inc.                                            402,000
          8,000   AMB Property Corp.                                     206,500
          4,800   Anadarko Petroleum Corp.                               341,184
          6,825   Apache Corp.                                           478,177
          5,500   Bedford Property Investors, Inc.                       111,375
          5,600   Boise Cascade Corp.                                    188,300
         10,510   Boston Properties, Inc.                                457,185
         16,000   Brandywine Realty Trust                                331,000
          3,800   Burlington Resources, Inc.                             191,900
          3,650   Cooper Cameron Corp.+                                  241,128
         10,000   Crescent Real Estate Equities Co.                      222,500
          6,600   Devon Energy Corp                                      402,402
          4,900   Diamond Offshore Drilling, Inc.                        196,000
         14,900   Ensco International, Inc.                              507,531
          3,500   EOG Resources, Inc.                                    191,406
         11,008   Equity Office Properties Trust                         359,136
          5,000   Equity Residential Properties Trust                    276,563
          4,372   Exxon Mobil Corp.                                      380,091
         17,325   Global Marine, Inc.+                                   491,597
         17,000   Host Marriott Corp.                                    219,938
          4,480   International Paper Co.                                182,840
         10,200   Kilroy Realty Corp.                                    291,338
         12,300   Nabors Industries, Inc.+                               727,545
         12,000   Newmont Mining Corp.                                   204,750
         12,000   Noble Drilling Corp.+                                  521,250
         21,600   Ocean Energy, Inc.                                     375,300
          9,600   Prentiss Properties Trust                              258,600
         12,000   Santa Fe International Corp.                           384,750
          9,650   Simon Property Group, Inc.                             231,600
          2,780   Smith International, Inc.+                             207,284
         15,975   Stillwater Mining Co.+                                 628,616
          9,020   Tidewater, Inc.                                        400,263
          4,540   Transocean Sedco Forex, Inc.                           208,840
          7,300   USX Marathon Group                                     202,584
                                                                     -----------
                                                                      11,416,982
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.8%
(Cost: $17,591,485)                                                   19,281,964
                                                                     -----------

                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2000

SHORT-TERM OBLIGATION: 10.5%

PRINCIPAL                                  INTEREST   MATURITY
AMOUNT                                       RATE        DATE     VALUE (NOTE 1)
--------------------------------------------------------------------------------
$2,074,000
  Repurchase Agreement (Note 10):
    Purchased on 12/29/00;
    maturity value $2,075,325
    (with State Street Bank & Trust
    Co., collateralized by $2,050,000
    Federal National Mortgage
    Association 6.375%
    due 1/16/02 with a value of
    $2,120,200)
    (Cost: $2,074,000)                       5.75%       1/02/01    $ 2,074,000
                                                                    -----------

TOTAL INVESTMENTS: 108.3%
(Cost: $19,665,485)                                                  21,355,964
OTHER ASSETS LESS LIABILITIES: (8.3)%                                (1,639,999)
                                                                    -----------
NET ASSETS: 100%                                                    $19,715,965
                                                                    ===========


----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 8).
(c) Fair value as determined by Board of Trustees.
 +  Non-income producing.

GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                                               % OF
INVESTMENTS                                                              NET
BY INDUSTRY                                                              ASSETS
-----------                                                              ------
Energy                                                                    49.5%
Forest Products & Paper                                                    7.8%
Industrial Metals                                                          7.8%
Precious Metals                                                            9.2%
Real Estate                                                               22.9%
Transportation                                                             0.6%
Short-Term Obligation                                                     10.5%
Other assets less liabilities                                             (8.3)%
                                                                        -------
                                                                         100.0%
                                                                        =======

                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

CANADA: 1.2%
         10,500   Nortel Networks Corp.                              $   336,656
                                                                     -----------
DENMARK: 1.5%
          4,600   ISS A/S                                                313,517
          2,300   Vestas Wind Systems A/S                                124,595
                                                                     -----------
                                                                         438,112
                                                                     -----------
FINLAND: 0.8%
          5,300   Nokia Oyj                                              236,569
                                                                     -----------
FRANCE: 7.5%
          8,000   Accor S.A.                                             338,292
          6,500   Alcatel S.A.                                           369,537
          1,300   Castorama Dubois Investissements S.A.                  337,164
          1,300   Coflexip S.A.+                                         165,406
         10,000   Havas Advertising S.A.                                 144,714
          7,500   Sanofi-Synthelabo S.A.                                 500,390
          2,000   Total Fina Elf S.A. (Class B)                          297,697
                                                                     -----------
                                                                       2,153,200
                                                                     -----------
GERMANY: 4.3%
          6,000   Bayerische Motoren Werke                               195,927
          2,400   Ergo Versicherungs Gruppe AG                           390,164
          8,900   Metro AG                                               408,967
          4,500   Shering AG                                             255,410
                                                                     -----------
                                                                       1,250,468
                                                                     -----------
HONG KONG: 1.9%
         16,000   Cheung Kong (Holdings) Ltd.                            204,623
         30,000   China Telecom (Hong Kong) Ltd.+                        163,852
         11,971   HSBC Holdings PLC                                      177,270
                                                                     -----------
                                                                         545,745
                                                                     -----------
IRELAND: 0.8%
         20,000   Allied Irish Banks                                     232,670
                                                                     -----------
ITALY: 2.5%
         22,500   Mondadori (Arnoldo) Editore S.p.A.                     209,318
        100,000   Unicredito Italiano S.p.A+                             523,413
                                                                     -----------
                                                                         732,731
                                                                     -----------
JAPAN: 7.1%
          9,000   Canon, Inc.                                            314,081
            600   Fast Retailing Co., Ltd.                               117,152
          1,100   Keyence Corp.                                          268,714
         15,000   Nomura Securities Co. Ltd. (The)                       268,932
             12   NTT Mobile Communications Network, Inc.                206,247
          9,000   Pioneer Electric Corp.                                 239,487
          1,500   Rohm Co.                                               283,982
          6,000   Takeda Chemical Industries, Ltd.                       353,865
                                                                     -----------
                                                                       2,052,460
                                                                     -----------
LUXEMBOURG: 0.5%
          1,000   Societe Europeenne des Satellites                      150,352
                                                                     -----------
MEXICO: 1.2%
          6,000   Grupo Televisa S.A.+                                   269,625
         38,700   Walmart de Mexico+                                      76,829
                                                                     -----------
                                                                         346,454
                                                                     -----------
NETHERLANDS: 2.8%
          9,700   Philips Electronics N.V.                               355,671
         10,000   St. Microelectronics N.V.                              436,960
                                                                     -----------
                                                                         792,631
                                                                     -----------
SINGAPORE: 0.8%
         18,720   Datacraft Asia Ltd.                                     88,358
         11,401   Development Bank of Singapore, Ltd.                    128,870
                                                                     -----------
                                                                         217,228
                                                                     -----------
SPAIN: 2.5%
         22,000   Banco Bilbao Vizcaya Argentaria S.A.                   327,673
         11,000   Banco Popular Espanol S.A.                             383,492
                                                                     -----------
                                                                         711,165
                                                                     -----------
SWEDEN: 0.9%
         24,600   Skandinaviska Enskilda Banken (SEB)                    270,931
                                                                     -----------
SWITZERLAND: 3.8%
            500   Adecco S.A.                                            315,068
             80   Julius Baer Holding Ltd.                               438,376
            360   Serono S.A. (Class B)                                  346,945
                                                                     -----------
                                                                       1,100,389
                                                                     -----------
TAIWAN: 0.3%
          5,589   Taiwan Semiconductors Manufacturing Co. Ltd.+           96,410
                                                                     -----------
UNITED KINGDOM: 8.2%
         13,000   Amvescap PLC                                           263,715
         15,000   Celltech Group PLC+                                    263,229
          2,000   Colt Telecom Group PLC+                                 43,013
         21,000   Exel PLC                                               297,953
         10,052   GlaxoSmithKline PLC+                                   283,739
         27,200   Granada Compass PLC+                                   287,374
             21   Misys PLC                                                  207
         16,000   Reed International PLC                                 166,035
         13,000   Royal Bank of Scotland Group PLC                       307,155
        107,400   Tesco PLC                                              437,496
                                                                     -----------
                                                                       2,349,916
                                                                     -----------
UNITED STATES: 51.5%
         20,000   ADC Telecommunications, Inc.+                          362,500
          7,500   American Express Co.                                   412,031
          7,500   American International Group, Inc.                     739,219
          5,000   Anadarko Petroleum Corp.                               355,400
         10,000   Broadwing, Inc.+                                       228,125
          9,000   Cisco Systems, Inc.+                                   344,250
          7,500   Clear Channel Communications, Inc.+                    363,281
          8,000   Corning, Inc.                                          422,500
         10,000   Costco Wholesale Corp.+                                399,375

                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2000



NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (continued)
          6,000   EMC Corp.+                                        $   399,000
          8,900   Enron Corp.                                           739,813
         20,200   Flextronics International Ltd.+                       575,700
          4,800   Genentech, Inc.+                                      391,200
          5,900   General Electric Co.                                  282,831
          7,500   Home Depot, Inc.                                      342,656
         12,625   Honeywell International, Inc.                         597,320
          7,500   JDS Uniphase Corp.+                                   312,656
          7,500   Lilly & Co.                                           697,969
          7,500   Marsh & McLennan Co., Inc.                            877,500
          8,000   Merck & Co.                                           749,000
          5,000   Mercury Interactive Corp.+                            451,250
          4,000   Morgan Stanley Dean Witter & Co.                      317,000
         10,000   Oracle Corp.+                                         290,625
         10,000   Pfizer, Inc.                                          460,000
         14,000   Solectron Corp.+                                      474,600
          8,100   Time Warner, Inc.                                     423,144
         10,000   The St. Paul Co., Inc.                                543,125
         12,000   Transocean Sedco Forex, Inc.                          552,000
         16,000   Tyco International Ltd.                               888,000
          5,000   United Technologies Corp.                             393,125
          9,765   Viacom, Inc.+                                         456,515
                                                                    -----------
                                                                     14,841,710
                                                                    -----------
TOTAL STOCKS: 100.1%
(Cost: $24,326,124)                                                  28,855,797
OTHER ASSETS LESS LIABILITIES: (0.1)%                                   (24,623)
                                                                    -----------
NET ASSETS: 100%                                                    $28,831,174
                                                                    ===========



----------
(a) Unless otherwise indicated, securities owned are shares of common stock. + Non-income producing.


SUMMARY OF                                             % OF
INVESTMENTS                                            NET
BY INDUSTRY                                            ASSETS
-----------                                            ------
Advertising                                             0.5%
Automotive                                              0.7%
Banks                                                   7.9%
Biotechnology                                           0.9%
Broadcast Media                                         4.3%
Brokerage                                               1.1%
Commercial Services                                     1.1%
Communications-- Equipment & Software                   0.8%
Computer Software                                       2.9%
Distribution                                            1.0%
Drug & Healthcare                                       3.7%
Electronics & Electrical                               10.6%
Energy                                                  0.4%
Entertainment & Leisure                                 1.5%
Financial Services                                      4.2%
Food & Household Products                               1.5%
Holding Companies                                       3.7%
Hotels                                                  1.2%
Human Resources                                         1.1%
Insurance                                               8.8%
Manufacturing                                           4.4%
Medical Products & Supplies                             6.3%
Natural Gas                                             2.6%
Office Equipment                                        1.1%
Oil (Integrated/Services & Products)                    3.7%
Pharmaceuticals                                         4.0%
Publishing & Broadcasting                               0.7%
Real Estate                                             0.7%
Restaurants                                             1.0%
Retail                                                  7.0%
Semiconductors                                          1.9%
Telecommunications                                      7.4%
Wholesale Distributor                                   1.4%
Other assets less liabilities                           (0.1)%
                                                       -----
                                                       100.0%
                                                       =====

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 9.9%
      2,837,400   Delta Gold Ltd.                                   $  1,818,312
      4,482,102   Lihir Gold Ltd.+                                     1,521,069
      1,770,750   Newcrest Mining Ltd.                                 4,315,059
      4,756,133   Normandy Mining Ltd.                                 2,570,844
        300,000   WMC Ltd.                                             1,280,058
                                                                    ------------
                                                                      11,505,342
                                                                    ------------
CANADA: 29.1%
        317,300   Agnico-Eagle Mines Ltd.                              1,903,800
        694,871   Barrick Gold Corp.                                  11,381,987
         31,000   Cominco Ltd.                                           517,717
        501,600   Corner Bay Minerals, Inc.+                             481,552
        350,000   Cumberland Resources Ltd.+                             200,673
        200,000   Eldorado Gold Mining+                                   66,668
         29,900   Falconbridge Ltd.                                      331,901
         26,864   Franco Nevada Mining Corp. Ltd.                        306,259
        409,800   GoldCorp, Inc. (Class A)                             2,484,413
        200,000   Great Basin Gold Ltd.+                                 141,338
        168,200   IAMGOLD Corp.+                                         280,342
        350,000   Kinross Gold Corp.+                                    189,006
        385,000   Manhattan Minerals Corp.+                              418,380
        714,900   Meridian Gold, Inc.+                                 4,861,482
        100,000   Miramar Mining Corp.+                                   63,335
        887,275   Placer Dome, Inc.                                    8,540,022
        586,600   Richmont Mines, Inc.+                                  508,403
        130,000   Teck Corp. (Class A)                                 1,230,707
                                                                    ------------
                                                                      33,907,985
                                                                    ------------
PERU: 0.4%
         35,000   Compania de Minas Buenaventura S.A. (ADR)              507,500
                                                                    ------------
SOUTH AFRICA: 20.4%
        310,449   Anglogold Ltd.                                       4,637,332
      3,795,755   Avgold Ltd.+                                         1,251,732
      2,823,088   Gold Fields Ltd. (ADR)                               9,787,658
        897,940   Harmony Gold Mining Co. Ltd.                         4,192,121
         76,200   Impala Platinum Holdings Ltd. (ADR)                  3,883,088
                                                                    ------------
                                                                      23,751,931
                                                                    ------------
UNITED KINGDOM: 1.3%
          9,000   Anglo American PLC                                     495,991
        260,000   Billiton PLC                                         1,001,839
                                                                    ------------
                                                                       1,497,830
                                                                    ------------
UNITED STATES: 23.9%
        622,700   Battle Mountain Gold Co.                             1,050,806
      3,000,000   Business Development Bank of Canada,
                    Gold Linked Note
                    2.50% due 12/14/01 (b)                             2,896,800
      1,234,000   Glamis Gold Ltd.                                     2,005,250
      1,741,139   Homestake Mining Co.                                 7,291,020
      3,000,000   HSBC Bank USA, Gold Linked Note
                    2.50% due 8/17/01 (b)                              2,685,900
        557,300   Newmont Mining Corp.                                 9,508,936
         63,100   Stillwater Mining Co.+                               2,482,991
                                                                    ------------
                                                                      27,921,703
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 85.0%
(Cost: $110,875,119)                                                  99,092,291
OTHER ASSETS LESS LIABILITIES: 15.0%                                  17,420,326
                                                                    ------------
NET ASSETS: 100%                                                    $116,512,617
                                                                    ============


----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note (Note 1).
 +  Non-income producing.

GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                                 % OF
INVESTMENTS                                                NET
BY INDUSTRY                                                ASSETS
-----------                                                ------
Industrial Metals                                             3.3%
Precious Metals                                              81.7%
Other assets less liabilities                                15.0%
                                                           -------
                                                            100.0%
                                                           =======

                        See Notes to Financial Statements

                             NATURAL RESOURCES FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

NO. OF SHARES     SECURITIES (a)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 10.1%
        237,189   Delta Gold NL                                     $    152,000
        690,000   M.I.M. Holdings Ltd.                                   446,023
        187,215   Newcrest Mining Ltd.                                   456,216
        125,000   Portman Mining Ltd.                                     80,801
         56,000   Rio Tinto Ltd.                                         918,611
        151,000   WMC Ltd.                                               644,296
                                                                    ------------
                                                                       2,697,947
                                                                    ------------
CANADA: 16.7%
         50,000   Agnico-Eagle Mines                                     300,000
         30,000   Canfor Corp.                                           198,007
         24,300   Cominco Ltd.                                           405,824
         30,000   Compton Petroleum Corp.+                                75,403
        145,400   Corner Bay Minerals, Inc.+                             139,589
        100,000   Cumberland Resources Ltd.+                              57,335
         20,000   Eldorado Gold Corporation+                               6,667
         16,500   Encal Energy+                                          117,154
         25,600   Falconbridge Ltd.                                      284,169
         42,200   Francisco Gold Corp.+                                  135,889
         17,000   Gulf Canada Res Ltd.+                                   86,703
          6,800   Imperial Oil Ltd.                                      178,846
        155,000   Manhattan Minerals Corp.+                              168,439
        153,200   Meridian Gold, Inc.+                                 1,041,795
         15,000   Penn West Petroleum Ltd.+                              374,012
         11,000   Precision Drilling Corp.+                              412,514
        197,800   Romarco Minerals, Inc.+                                 39,561
         40,000   Slocan Forest Products Ltd.                            214,674
         25,000   Tembec, Inc.+                                          232,508
                                                                    ------------
                                                                       4,469,089
                                                                    ------------
FRANCE: 3.9%
         14,400   Total Fina Elf S.A. (Sponsored ADR)                  1,046,700
                                                                    ------------
GHANA: 0.2%
         30,191   Ashanti Goldfields Co. Ltd. (Sponsored GDR)             39,128
                                                                    ------------
NETHERLANDS: 2.7%
         12,000   Royal Dutch Petroleum Co.                              726,750
                                                                    ------------
PERU: 1.0%
         18,000   Minas Buenaventura (Sponsored ADR)                     261,000
                                                                    ------------
SOUTH AFRICA: 11.1%
         38,000   Anglogold Ltd.                                         567,625
        143,000   Gold Fields Ltd.                                       484,778
         50,000   Gold Fields Ltd. (Sponsored ADR)                       175,000
        117,800   Harmony Gold Mining Co.                                547,744
         14,900   Impala Platinum Holding Ltd.                           758,267
         60,000   Sappi Ltd. (Sponsored ADR)                             427,500
                                                                    ------------
                                                                       2,960,914
                                                                    ------------
UNITED KINGDOM: 3.7%
          3,300   Anglo American PLC                                     181,864
        105,000   Billiton PLC                                           404,589
          8,500   BP Amoco PLC (Sponsored ADR)                           406,938
                                                                    ------------
                                                                         993,391
                                                                    ------------
UNITED STATES: 41.3%
         32,700   AK Steel Holding Corp.                                 286,125
         32,000   Arch Coal, Inc.                                        452,000
          8,500   Boise Cascade Corp.                                    285,813
         12,700   Chevron Corp.                                        1,072,356
         18,500   Devon Energy Corp.                                   1,127,945
          5,000   Enron Corp.                                            415,625
         10,000   Ensco International, Inc.                              340,625
         16,500   Georgia-Pacific Corp.                                  513,563
         40,000   Grant Prideco, Inc.+                                   877,500
          2,900   Halliburton Co.                                        105,125
        192,601   Homestake Mining Co.                                   806,517
          2,300   HS Resources, Inc.+                                     97,463
         14,000   International Paper Co.                                571,375
          8,000   Nabors Industries, Inc.+                               473,200
         59,100   Newmont Mining Corp.                                 1,008,394
          5,000   Phelps Dodge Corp.                                     279,063
          7,000   Prize Energy Corp.+                                    145,250
          1,800   Schlumberger Ltd.                                      143,888
         15,450   Stillwater Mining Co. +                                607,958
         14,000   USX-U.S. Steel Group                                   252,000
         10,800   Weyerhaeuser Co.                                       548,100
         13,000   Willamette Industries, Inc.                            609,937
                                                                    ------------
                                                                      11,019,822
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 90.7%
(Cost: $23,794,236)                                                   24,214,741
                                                                    ------------
SHORT-TERM OBLIGATION: 10.5%

PRINCIPAL                          INTEREST   MATURITY
AMOUNT                               RATE       DATE
------------------------------------------------------
$2,809,000
  Repurchase Agreement (Note 10):
    Purchased on 12/29/00; maturity
    $2,810,795 (with State Street
    Bank & Trust Co., collateralized
    by $2,775,000 Federal National
    Mortgage Association 6.375%
    due 1/16/02 with a
    value of $2,874,955)
    (Cost: $2,809,000)                5.75%     1/02/01               2,809,000
                                                                   ------------
TOTAL INVESTMENTS: 101.2%
(Cost: $26,603,236)                                                  27,023,741
OTHER ASSETS LESS LIABILITIES: (1.2)%                                  (313,403)
                                                                    -----------
NET ASSETS: 100%
                                                                    $26,710,338
                                                                    ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock. + Non-income producing.

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

SUMMARY OF                                                 % OF
INVESTMENTS                                                NET
BY INDUSTRY                                                ASSETS
-----------                                                ------
Energy                                                      32.5%
Forest Products & Paper                                     13.5%
Industrial Metals                                           15.7%
Precious Metals                                             29.0%
Short-Term Obligation                                       10.5%
Other assets less liabilities                               (1.2)%
                                                          -------
                                                           100.0%
                                                          -------

                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                DECEMBER 31, 2000

                                          ANNUALIZED YIELD
                                             AT TIME OF
 PRINCIPAL                     MATURITY      PURCHASE OR             VALUE
 AMOUNT                          DATE        COUPON RATE           (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS: 101.2%

$25,000,000                     1/25/01         5.86%            $ 24,902,333
 25,000,000                     2/01/01         5.30               24,885,903
 10,000,000                     2/01/01         5.30                9,954,361
 15,000,000                     1/25/01         4.80               14,952,000
                                                                 ------------
TOTAL U.S. TREASURY BILLS:101.2%
(Amortized Cost: $74,694,597)                                      74,694,597
                                                                 ------------
SHORT-TERM OBLIGATION: 30.5%

PRINCIPAL                          INTEREST   MATURITY
AMOUNT                               RATE       DATE
-----------------------------------------------------------
$22,500,000
  Repurchase Agreement (Note 10):
    Purchased on 12/29/00;
    maturity value $22,503,594
    (with State Street Bank and
    Trust Co., collateralized by
    $22,225,000 U.S. Treasury
    Notes 5.75% due 1/02/01
    with a value of $22,962,200)
    (Cost: $22,500,000)               5.75%     1/02/01              22,500,000
                                                                   ------------
TOTAL INVESTMENTS: 131.7%
(Cost: $97,194,597)                                                  97,194,597
OTHER ASSETS LESS LIABILITIES: (31.7)%                              (23,398,058)
                                                                   ------------
NET ASSETS: 100%
                                                                   $ 73,796,539
                                                                   ============

                        See Notes to Financial Statements

                      THIS PAGE INTENTIONALLY LEFT BLANK.

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                                                     EMERGING        GLOBAL
                                                    ASIA DYNASTY     MARKETS      HARD ASSETS
                                                         FUND      VISION FUND        FUND
                                                     -----------   -----------    -----------
ASSETS:

Investments at cost ..............................   $22,340,218    $ 1,150,157    $19,665,485
                                                     ===========    ===========    ===========
Investments at value (including
  repurchase agreements of $0,
  $43,000, $2,074,000, $0, $0,
  $2,809,000 and $22,500,000) (Note 1) ...........   $19,594,479    $   794,120    $21,355,964

Investments in affiliate,
  at value (cost $255,700) (Note 9) ..............       250,000             --             --
Cash and foreign currency ........................       556,120          9,126             --
Cash--initial margin .............................            --             --         38,990
Receivables:
  Securities sold ................................       497,699         21,040        798,656
  Dividends and interest .........................        16,152          2,096         40,141
  Capital shares sold ............................       376,953          2,282          9,830
  Due from adviser ...............................            --          9,773             --
  Due from broker (Note 11) ......................            --             --         80,928
Unrealized appreciation on open
  forward foreign currency contracts
  (Note 6) .......................................           283             --             --
Other assets .....................................            --          5,011          1,737
                                                     -----------    -----------    -----------
    Total assets .................................    21,291,686        843,448     22,326,246
                                                     -----------    -----------    -----------
LIABILITIES:
Payables:
  Due to custodian ...............................            --             --         23,814
  Line of credit (Note 12) .......................        85,967             --             --
  Foreign taxes ..................................         1,313             --             --
  Securities purchased ...........................            --          3,376      2,436,092
  Dividends payable ..............................       487,604             --             --
  Capital shares redeemed ........................       140,540             --         69,907
  Accounts payable ...............................        70,830         31,581         46,762
  Due to distributor (Note 4) ....................        14,381            714         12,091
  Due to adviser (Note 2) ........................        21,878             --          9,368
  Due to trustees (Note 7) .......................           756             --         11,129
Unrealized depreciation on open
  forward foreign currency contracts
  (Note 6) .......................................            --              3          1,118
                                                     -----------    -----------    -----------
    Total liabilities ............................       823,269         35,674      2,610,281
                                                     -----------    -----------    -----------
NET ASSETS .......................................   $20,468,417    $   807,774    $19,715,965
                                                     ===========    ===========    ===========
CLASS A SHARES+:

Net assets .......................................   $14,062,085    $   755,561    $13,581,067
                                                     ===========    ===========    ===========
Shares outstanding ...............................     2,018,174        121,141      1,038,313
                                                     ===========    ===========    ===========
Net asset value and redemption
  price per share ................................   $      6.97    $      6.24    $     13.08
                                                     ===========    ===========    ===========
Maximum offering price per share
  (NAV/(1--maximum sales commission)) ............   $      7.40    $      6.62    $     13.88
                                                     ===========    ===========    ===========
CLASS B SHARES:

Net assets .......................................   $ 6,406,332    $    52,213    $ 3,438,279
                                                     ===========    ===========    ===========
Shares outstanding ...............................       977,388          8,409        264,983
                                                     ===========    ===========    ===========
Net asset value, maximum offering and redemption
  price per share (Redemption may be subject to
  a contingent deferred sales charge

  within the first six years of ownership) .......   $      6.55    $      6.21    $     12.98
                                                     ===========    ===========    ===========
CLASS C SHARES:

Net assets .......................................            --             --    $ 2,696,619
                                                     ===========    ===========    ===========
Shares outstanding ...............................            --             --        207,202
                                                     ===========    ===========    ===========
Net asset value, maximum offering and redemption
  price per share (Redemption may be subject to
  a contingent deferred sales charge

  within the first year of ownership) ............            --             --    $     13.01
                                                     ===========    ===========    ===========
Net assets consist of:
  Aggregate paid in capital ......................   $25,178,011    $ 1,286,064    $31,704,255
  Unrealized appreciation (depreciation) of
    investments, swaps, foreign currencies and
    forward foreign currency contracts ...........    (2,754,912)      (356,048)     1,720,176
  Accumulated net investment income (loss) .......       (25,368)         1,730          1,465
  Accumulated realized gain (loss) ...............    (1,929,314)      (123,972)   (13,709,931)
                                                     -----------    -----------    -----------
                                                     $20,468,417    $   807,774    $19,715,965
                                                     ===========    ===========    ===========

----------

+ The U.S. Government Money Fund does not have a designated class of shares.


                        See Notes to Financial Statements

                INTERNATIONAL     NATURAL          U.S.
   GLOBAL         INVESTORS      RESOURCES      GOVERNMENT
LEADERS FUND      GOLD FUND         FUND        MONEY FUND
------------    ------------    -----------    -----------


 $ 24,326,124    $110,875,119    $26,603,236    $97,194,597
 ============    ============    ===========    ===========



 $ 28,855,797    $ 99,092,291    $27,023,741
                                                $97,194,597

           --              --             --             --
      514,629              --            828          6,139
           --              --             --             --

      314,217              --        358,659             --
       18,374          34,484         21,512         10,781
      185,431      23,583,873         93,499        309,037
           --              --             --             --
           --              --             --             --


       12,557              15            111             --
           --              --             --             --
 ------------    ------------    -----------    -----------
   29,901,005     122,710,663     27,498,350     97,520,554
 ------------    ------------    -----------    -----------


           --         627,625             --             --
      275,606       4,346,808             --             --
           --              --             --             --
      214,738         261,463        505,883             --
      452,863              --             --         63,610
       38,864         609,876        169,869     23,548,208
       48,746         184,315         72,279         74,179
       14,111          28,808          7,349             --
       23,280         118,316         27,077         38,018
        1,623          20,835          5,555             --


           --              --             --             --
 ------------    ------------    -----------    -----------
    1,069,831       6,198,046        788,012     23,724,015
 ------------    ------------    -----------    -----------
 $ 28,831,174    $116,512,617    $26,710,338    $73,796,539
 ============    ============    ===========    ===========


 $ 23,989,946    $116,512,617    $26,710,338    $73,796,539
 ============    ============    ===========    ===========
    2,671,509      26,172,747     11,225,497     73,852,315
 ============    ============    ===========    ===========

 $       8.98    $       4.45    $      2.38    $      1.00
 ============    ============    ===========    ===========

 $       9.53    $       4.72    $      2.53             --
 ============    ============    ===========    ===========


 $  4,841,228              --             --             --
 ============    ============    ===========    ===========
      551,220              --             --             --
 ============    ============    ===========    ===========




 $       8.78              --             --             --
 ============    ============    ===========    ===========


           --              --             --             --
 ============    ============    ===========    ===========
           --              --             --             --
 ============    ============    ===========    ===========




           --              --             --             --
 ============    ============    ===========    ===========

 $ 24,310,175    $150,355,486    $56,930,666    $73,852,315


    4,541,858     (11,784,690)       423,557             --
     (129,811)        (32,816)       (45,573)            --
      108,952     (22,025,363)   (30,598,312)       (55,776)
 ------------    ------------    -----------    -----------
 $ 28,831,174    $116,512,617    $26,710,338    $73,796,539
 ============    ============    ===========    ===========


                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2000

                                                                                   EMERGING       GLOBAL
                                                                   ASIA DYNASTY     MARKETS     HARD ASSETS
                                                                       FUND       VISION FUND+     FUND
                                                                   ------------    ---------    -----------
INCOME:

Dividends ......................................................   $    400,027    $   5,584    $   547,081
Interest .......................................................         22,956        9,125         33,149
Foreign taxes withheld .........................................        (30,970)        (380)       (15,674)
                                                                   ------------    ---------    -----------
Total income ...................................................        392,013       14,329        564,556
                                                                   ------------    ---------    -----------
EXPENSES:

Management (Note 2) ............................................        256,468        7,590        217,431
Distribution Class A (Note 4) ..................................        120,472        3,631         74,072
Distribution Class B (Note 4) ..................................        101,012          329         41,198
Distribution Class C (Note 4) ..................................             --           --         28,090
Administration (Note 2) ........................................        106,116        1,536         15,487
Transfer agent .................................................        113,720       13,364        126,594
Custodian ......................................................         97,258       12,815         10,874
Registration ...................................................         32,566       24,588         29,517
Professional ...................................................         42,041       20,559         31,807
Interest expense (Note 12) .....................................         43,410           --         20,764
Reports to shareholders ........................................         25,314        3,845          7,908
Trustees' fees and expenses (Note 7) ...........................         12,120          253          6,925
Other ..........................................................         16,924        4,758          8,684
                                                                   ------------    ---------    -----------
Total expenses .................................................        967,421       93,268        619,351
Expense reduction  (Note 2) ....................................           (461)     (77,842)      (111,758)
                                                                   ------------    ---------    -----------
Net expenses ...................................................        966,960       15,426        507,593
                                                                   ------------    ---------    -----------
Net investment income (loss) ...................................       (574,947)      (1,097)        56,963
                                                                   ------------    ---------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions
  (Asia Dynasty Fund is net of foreign taxes of $676,208) ......       (841,906)    (123,972)        83,148
Realized gain from equity swaps and futures contracts ..........        165,154           --         27,860
Realized gain (loss) from options ..............................             --           --        176,222
Realized loss from foreign currency transactions ...............        (48,047)      (1,408)       (35,714)
Change in unrealized appreciation (depreciation) of
  foreign currency transactions and forward foreign
  currency contracts ...........................................         (1,181)         (11)        (1,308)
Change in unrealized appreciation (depreciation) of
  investments, futures, swaps and options (Asia Dynasty
  Fund is net of foreign taxes of $1,313) ......................    (18,914,577)    (356,037)     1,178,291
                                                                   ------------    ---------    -----------
Net gain (loss) on investments and foreign currency transactions    (19,640,557)    (481,428)     1,428,499
                                                                   ------------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(20,215,504)   $(482,525)   $ 1,485,462
                                                                   ============    =========    ===========

----------

+   For the period April 7, 2000 (commencement of operations) to December 31,
    2000.

                        See Notes to Financial Statements

                INTERNATIONAL    NATURAL           U.S.
   GLOBAL         INVESTORS     RESOURCES      GOVERNMENT
LEADERS FUND      GOLD FUND        FUND        MONEY FUND
------------    ------------    -----------    -----------


$    249,749    $  1,698,299    $   467,787    $        --
      22,605       1,521,888        129,927      5,108,216
     (29,092)        (81,639)       (13,925)            --
------------    ------------    -----------    -----------
     243,262       3,138,548        583,789      5,108,216
------------    ------------    -----------    -----------


     268,654         993,983        220,463        433,058
     150,083         331,328         73,487        216,529
      58,039              --             --             --
          --              --             --             --
     105,486         500,427        129,694         57,828
      99,496         796,404        258,187         60,876
      36,486           8,948          8,048          1,773
      22,120          32,784         20,904         25,515
      26,560          31,205         25,470         37,114
     10,549         150,504          1,627             --
      21,859         128,959         32,321         60,294
      10,271          32,127          8,433         37,887
       9,778          41,053         11,041         20,458
------------    ------------    -----------    -----------
     819,381       3,047,722        789,675        951,332
     (63,402)        (21,433)       (13,741)            --
------------    ------------    -----------    -----------
     755,979       3,026,289        775,934        951,332
------------    ------------    -----------    -----------
    (512,717)        112,259       (192,145)     4,156,884
------------    ------------    -----------    -----------


   3,748,774      (8,976,480)    (3,959,794)       (44,197)
          --              --             --             --
          --      (2,807,750)            --             --
     (13,730)       (159,362)       (51,618)            --


       9,414          (2,047)         3,052             --


 (11,660,680)    (24,736,116)    (1,008,022)            --
------------    ------------    -----------    -----------
  (7,916,222)    (36,681,755)    (5,016,382)       (44,197)
------------    ------------    -----------    -----------
$ (8,428,939)   $(36,569,496)   $(5,208,527)   $ 4,112,687
============    ============    ===========    ===========


                        See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                     ASIA DYNASTY          EMERGING MARKETS       GLOBAL HARD ASSETS
                                                         FUND                 VISION FUND                FUND
                                             ----------------------------    ------------    ----------------------------
                                                                            FOR THE PERIOD
                                              YEAR ENDED      YEAR ENDED   APRIL 7, 2000+ TO                  YEAR ENDED
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 2000            1999            2000            2000            1999
                                             ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) ...........   $   (574,947)   $   (367,375)   $     (1,097)   $     56,963    $     90,053
  Realized gain (loss) from security
    transactions .........................       (841,906)      9,088,492        (123,972)         83,148      (3,507,118)
  Realized gain from equity swaps
    and futures contracts ................        165,154          80,166              --          27,860         340,492
  Realized gain (loss) from options ......             --          97,496              --         176,222         236,704
  Realized gain (loss) from foreign
    currency transactions ................        (48,047)       (212,465)         (1,408)        (35,714)        (46,029)
  Realized loss from short sales .........             --              --              --              --        (224,439)
  Change in unrealized appreciation
    (depreciation) of foreign
    currencies and forward foreign
    currency contracts ...................         (1,181)         25,137             (11)         (1,308)       (277,731)
  Change in unrealized appreciation
    (depreciation) of investments,
    futures, swaps and options ...........    (18,914,577)     13,553,987        (356,037)      1,178,291       7,685,797
                                             ------------    ------------    ------------    ------------    ------------
  Increase (decrease) in net assets
    resulting from operations ............    (20,215,504)     22,265,438        (482,525)      1,485,462       4,297,729
                                             ------------    ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares++ .....................             --              --              --              --         (21,571)
    Class B Shares .......................             --              --              --              --              --
    Class C Shares .......................             --              --              --              --              --
  Realized gain:
    Class A Shares++ .....................     (1,271,933)     (4,585,684)             --              --              --
    Class B Shares .......................       (607,729)     (1,797,699)             --              --              --
    Class C Shares .......................             --              --              --              --              --
  Tax return of capital:
    Class A Shares++ .....................             --              --              --              --         (86,282)
    Class B Shares .......................             --              --              --              --              --
    Class C Shares .......................             --              --              --              --              --
                                             ------------    ------------    ------------    ------------    ------------
  Total dividends and distributions ......     (1,879,662)     (6,383,383)             --              --        (107,853)
                                             ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
    Class A Shares++ .....................     57,343,775      47,934,490       1,437,259       7,580,561      10,858,208
    Class B Shares .......................      3,433,213       4,235,666          78,272         158,574         932,899
    Class C Shares .......................             --              --              --         167,466         298,652
                                             ------------    ------------    ------------    ------------    ------------
                                               60,776,988      52,170,156       1,515,531       7,906,601      12,089,759
                                             ------------    ------------    ------------    ------------    ------------
  Reinvestment of dividends:
    Class A Shares++ .....................      1,008,584       3,345,176              --              --          90,539
    Class B Shares .......................        383,469       1,054,774              --              --              --
    Class C Shares .......................             --              --              --              --              --
                                             ------------    ------------    ------------    ------------    ------------
                                                1,392,053       4,399,950              --              --          90,539
                                             ------------    ------------    ------------    ------------    ------------
  Cost of shares reacquired:
    Class A Shares++ .....................    (60,414,651)    (42,412,204)       (225,232)    (12,733,686)    (19,101,929)
    Class B Shares .......................     (2,595,010)     (2,262,561)             --      (2,038,028)     (2,192,358)
    Class C Shares .......................             --              --              --        (913,129)     (1,626,813)
                                             ------------    ------------    ------------    ------------    ------------
                                              (63,009,661)    (44,674,765)       (225,232)    (15,684,843)    (22,921,100)
                                             ------------    ------------    ------------    ------------    ------------
  Increase (decrease) in net assets
    resulting from capital share
    transactions .........................       (840,620)     11,895,341       1,290,299      (7,778,242)    (10,740,802)
                                             ------------    ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets     (22,935,786)     27,777,396         807,774      (6,292,780)     (6,550,926)

NET ASSETS:
  Beginning of period ....................     43,404,203      15,626,807              --      26,008,745      32,559,671
                                             ------------    ------------    ------------    ------------    ------------
  End of period ..........................   $ 20,468,417    $ 43,404,203    $    807,774    $ 19,715,965    $ 26,008,745
                                             ============    ============    ============    ============    ============

  Accumulated net investment income (loss)   $    (25,368)   $     (7,035)   $      1,730    $      1,465    $     45,571
                                             ============    ============    ============    ============    ============

----------

+   Commencement of operations.

++  The U.S. Government Money Fund does not have a designated class of shares.


                        See Notes to Financial Statements

      GLOBAL LEADERS             INTERNATIONAL INVESTORS GOLD            NATURAL RESOURCES                U.S. GOVERNMENT MONEY
           FUND                              FUND                              FUND                               FUND
-----------------------------  --------------------------------  --------------------------------  --------------------------------

  YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
     2000           1999             2000             1999             2000             1999             2000            1999
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------


$   (512,717) $      (185,323) $       112,259  $       864,143  $      (192,145) $      (374,216) $     4,156,884  $     3,026,907

   3,748,774        3,110,359       (8,976,480)      12,423,170       (3,959,794)      (6,584,236)         (44,197)         (11,580)

          --               --               --               --               --               --               --               --
          --               --       (2,807,750)      (2,405,267)              --         (477,148)              --               --

     (13,730)         (67,032)        (159,362)         219,126          (51,618)          41,139               --               --
          --               --               --               --               --               --               --               --



       9,414           12,670           (2,047)              --            3,052               --               --               --


 (11,660,680)       7,121,476      (24,736,116)     (12,426,887)      (1,008,022)       2,360,158               --               --
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  (8,428,939)       9,992,150      (36,569,496)      (1,325,715)      (5,208,527)      (5,034,303)       4,112,687        3,015,327
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------



        (830)              --               --       (1,457,953)              --               --       (4,156,884)      (3,026,907)
          --               --               --               --               --               --               --               --
          --               --               --               --               --               --               --               --

  (4,454,489)      (1,912,779)              --               --               --               --               --               --
    (155,002)        (367,947)              --               --               --               --               --               --
          --               --               --               --               --               --               --               --

          --               --         (249,898)              --               --               --               --               --
          --               --               --               --               --               --               --               --
          --               --               --               --               --               --               --               --
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  (4,610,321)      (2,280,726)        (249,898)      (1,457,953)              --               --       (4,156,884)      (3,026,907)
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------


   7,162,334        7,648,708    4,189,455,351    4,300,307,346        5,386,899       14,708,878    4,214,700,071    4,365,984,087
   1,257,844        1,442,296               --               --               --               --               --               --
          --               --               --               --               --               --               --               --
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   8,420,178        9,091,004    4,189,455,351    4,300,307,346        5,386,899       14,708,878    4,214,700,071    4,365,984,087
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   3,410,538        1,704,064          205,090        1,093,636               --               --        2,154,281        1,709,890
     623,319          271,969               --               --               --               --               --               --
          --               --               --               --               --               --               --               --
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   4,033,857        1,976,033          205,090        1,093,636               --               --        2,154,281        1,709,890
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  (8,797,970)     (10,215,398)  (4,205,373,419)  (4,368,210,994)     (12,856,892)     (23,682,720)  (4,240,456,825)  (4,317,461,360)
  (1,297,713)      (2,551,137)              --               --               --               --               --               --
          --               --               --               --               --               --               --               --
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
 (10,095,683)     (12,766,535)  (4,205,373,419)  (4,368,210,994)     (12,856,892)     (23,682,720)  (4,240,456,825)  (4,317,461,360)
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------


   2,358,352       (1,699,498)     (15,712,978)     (66,810,012)      (7,469,993)      (8,973,842)     (23,602,473)      50,232,617
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
 (10,680,908)       6,011,926      (52,532,372)     (69,593,680)     (12,678,520)     (14,008,145)     (23,646,670)      50,221,037


  39,512,082       33,500,156      169,044,989      238,638,669       39,388,858       53,397,003       97,443,209       47,222,172
------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
$ 28,831,174  $    39,512,082  $   116,512,617  $   169,044,989  $    26,710,338  $    39,388,858  $    73,796,539  $    97,443,209
============  ===============  ===============  ===============  ===============  ===============  ===============  ===============

$   (129,811) $       (98,760) $       (32,816) $           (47) $       (45,573) $            --  $            --  $            --
============  ===============  ===============  ===============  ===============  ===============  ===============  ===============

                        See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                               CLASS A                                                CLASS B
                          ---------------------------------------------------   --------------------------------------------------
                                         YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------   --------------------------------------------------
                           2000          1999      1998       1997      1996      2000        1999      1998       1997      1996
                          -------      -------   -------    -------   -------   -------     -------   -------    -------   -------
Net Asset Value,
  Beginning of Year ..... $ 14.60      $  7.80   $  7.82    $ 13.21   $ 12.40   $ 13.90     $  7.54   $  7.63    $ 13.08   $ 12.33
                          -------      -------   -------    -------   -------   -------     -------   -------    -------   -------
Income from Investment
  Operations:
  Net Investment Loss ...   (0.18)       (0.11)(c) (0.01)     (0.28)    (0.20)    (0.23)      (0.24)(c) (0.07)     (0.30)    (0.24)
  Net Gain (Loss) on
    Investments (both
    Realized and
    Unrealized) ........    (6.77)        9.35     (0.01)     (3.82)     1.01     (6.44)       9.04     (0.02)     (3.86)     0.99
                          -------      -------   -------    -------   -------   -------     -------   -------    -------   -------
Total from Investment
  Operations ............   (6.95)        9.24     (0.02)     (4.10)     0.81     (6.67)       8.80     (0.09)     (4.16)     0.75
                          -------      -------   -------    -------   -------   -------     -------   -------    -------   -------
Less Distributions:
  Distributions from
    Capital Gains .......   (0.68)       (2.44)       --      (1.15)       --     (0.68)      (2.44)       --      (1.15)       --
  Tax Return of Capital .      --           --        --      (0.14)       --        --          --        --      (0.14)       --
                          -------      -------   -------    -------   -------   -------     -------   -------    -------   -------
Total Distributions .....   (0.68)       (2.44)       --      (1.29)       --     (0.68)      (2.44)       --      (1.29)       --
                          -------      -------   -------    -------   -------   -------     -------   -------    -------   -------
Net Asset Value,
  End of Year ........... $  6.97      $ 14.60   $  7.80    $  7.82   $ 13.21   $  6.55     $ 13.90   $  7.54    $  7.63   $ 13.08
                          =======      =======   =======    =======   =======   =======     =======   =======    =======   =======
Total Return (a) ........  (47.60)%     118.46%    (0.26)%   (32.10)%    6.53%   (47.99)%    116.71%    (1.18)%   (32.87)%    6.08%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets,
  End of Year (000) ..... $14,062      $31,385   $10,685    $12,873   $44,351   $ 6,406     $12,019   $ 4,942    $ 6,914   $20,296
Ratio of Gross Expenses
  to Average Net Assets .    2.63%        2.82%     3.13%      2.38%     2.42%     3.31%       3.89%     3.83%      3.00%     2.86%
Ratio of Net Expenses
  to Average Net Assets .    2.50%(b)(d)  2.82%     2.43%(b)   2.38%     2.42%     3.18%(b)(d) 3.89%     3.14%(b)   3.00%     2.86%
Ratio of Net Investment
  Loss to Average
  Net Assets ............ (1.49)%(e)   (1.03)%(e)  (0.09)%    (0.76)%   (0.73)% (2.15)%(e)  (2.21)%(e)  (0.79)%    (1.36)%   (1.14)%
Portfolio Turnover Rate .  113.88%      172.18%   121.96%    200.45%    52.99%   113.88%     172.18%   121.96%    200.45%    52.99%

----------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.

(c) Based on average shares outstanding.

(d) Net of interest expense.

(e) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee arrangement and/or directed brokerage arrangement for both years, for Class A and Class B, are 0.00% and 0.00%, respectively.

                       See Notes to Financial Statements

EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

                                                       CLASS A       CLASS B
                                                     ------------  ------------
                                                       APRIL 7,      APRIL 7,
                                                      2000(a) TO    2000(a) TO
                                                     DECEMBER 31,  DECEMBER 31,
                                                        2000          2000
                                                     ------------  ------------

Net Asset Value, Beginning of Period ................. $ 10.00       $ 10.00
                                                       -------       -------
Income from Investment Operations

Net Investment Loss ..................................   (0.01)        (0.05)
Net Loss on Investments
(both Realized and Unrealized) .......................   (3.75)        (3.74)
                                                       -------       -------
Total from Investment Operations .....................   (3.76)        (3.79)
                                                       -------       -------
Net Asset Value, End of Period ....................... $  6.24       $  6.21
                                                       =======       =======
Total Return (b) .....................................  (37.60)%      (37.90)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000) ...................... $   756       $    52
Ratio of Gross Expenses to Average Net Assets ........   10.11%(d)     60.32%(d)
Ratio of Net Expenses to Average Net Assets (c) ......    2.00%(d)      2.75%(d)
Net Effect of Advisory Fee Waiver to
  Average Net Assets .................................    8.11%(d)     57.57%(d)
Ratio of Net Investment Loss to Average Net Assets ...  (0.10)%(d)    (1.23)%(d)
Portfolio Turnover Rate ..............................   74.01%        74.01%

----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by an Advisory fee waiver arrangement.
(d) Annualized.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                       CLASS A
                                        --------------------------------------------------------------------



                                                                YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------
                                         2000            1999             1998          1997          1996
                                        -------         -------          -------       -------       -------
Net Asset Value, Beginning
  of Period ..........................  $ 12.01         $ 10.34          $ 15.50       $ 14.42       $ 10.68
                                        -------         -------          -------       -------       -------
Income from Investment Operations:
  Net Investment Income (Loss) .......     0.08            0.07             0.10          0.05          0.15
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ...     0.99            1.65            (5.09)         2.01          4.70
                                        -------         -------          -------       -------       -------
Total from Investment Operations .....     1.07            1.72            (4.99)         2.06          4.85
                                        -------         -------          -------       -------       -------
Less Dividends and Distributions:
  Dividends from Net
    Investment Income ................       --           (0.01)           (0.15)        (0.02)        (0.14)
  Net Distributions from
    Capital Gains ....................       --              --            (0.02)        (0.96)        (0.95)
  Tax Return of Capital ..............       --           (0.04)              --            --         (0.02)
                                        -------         -------          -------       -------       -------
Total Dividends and Distributions ....       --           (0.05)           (0.17)        (0.98)        (1.11)
                                        -------         -------          -------       -------       -------
Net Asset Value, End of Period .......  $ 13.08         $ 12.01          $ 10.34       $ 15.50       $ 14.42
                                        =======         =======          =======       =======       =======
Total Return (b) .....................     8.91%          16.64%          (32.25)%       14.29%        45.61%

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000) ......  $13,581         $17,757          $22,969       $61,341       $27,226
Ratio of Gross Expenses to
Average Net Assets ...................     2.52%           2.89%            2.11%         2.00%         2.63%
Ratio of Net Expenses to
Average Net Assets (net of
  interest expense) (c) ..............     2.00%           2.00%            2.00%         1.97%         0.72%
Ratio of Net Investment Income
  (Loss) to Average Net Assets .......     0.49%(e)        0.49%(e)         0.58%         0.36%         1.45%
Portfolio Turnover Rate ..............    91.27%         195.00%          167.79%       118.10%       163.91%

                         CLASS B                                                           CLASS C
---------------------------------------------------------------   -----------------------------------------------------------
                                                 FOR THE PERIOD
                                                    APRIL 24,
                                                   1996(a) TO
 YEAR ENDED DECEMBER 31,                           DECEMBER 31,                     YEAR ENDED DECEMBER 31,
----------------------------------------------       -------      -----------------------------------------------------------
 2000         1999         1998         1997          1996         2000         1999         1998         1997         1996
-------      -------      -------      -------       -------      -------      -------      -------      -------      -------

$ 12.00      $ 10.37      $ 15.60      $ 14.50       $ 12.55      $ 12.04      $ 10.40      $ 15.64      $ 14.52      $ 10.76
-------      -------      -------      -------       -------      -------      -------      -------      -------      -------

  (0.02)       (0.03)        0.01        (0.01)         0.11        (0.02)       (0.03)        0.01        (0.01)        0.11

   1.00         1.66        (5.08)        2.00          2.95         0.99         1.67        (5.09)        2.00         4.73
-------      -------      -------      -------       -------      -------      -------      -------      -------      -------
   0.98         1.63        (5.07)        1.99          3.06         0.97         1.64        (5.08)        1.99         4.84
-------      -------      -------      -------       -------      -------      -------      -------      -------      -------


     --           --        (0.14)          --         (0.14)          --           --        (0.14)          --        (0.11)

     --           --        (0.02)       (0.89)        (0.95)          --           --        (0.02)       (0.87)       (0.95)
     --           --           --           --         (0.02)          --           --           --           --        (0.02)
-------      -------      -------      -------       -------      -------      -------      -------      -------      -------
     --           --        (0.16)       (0.89)        (1.11)          --           --        (0.16)       (0.87)       (1.08)
-------      -------      -------      -------       -------      -------      -------      -------      -------      -------
$ 12.98      $ 12.00      $ 10.37      $ 15.60       $ 14.50      $ 13.01      $ 12.04      $ 10.40      $ 15.64      $ 14.52
=======      =======      =======      =======       =======      =======      =======      =======      =======      =======
   8.17%       15.72%      (32.55)%      13.72%        24.55%        8.06%       15.77%      (32.53)%      13.71%       45.18%

--------------------------------------------------------------------------------------------------------------------------------


$ 3,438      $ 5,029      $ 5,580      $10,541       $ 1,806      $ 2,697      $ 3,223      $ 4,011      $ 8,698      $ 1,935

   3.35%        3.79%        2.81%        2.73%         3.27%(d)     3.82%        4.15%        3.00%        2.94%        6.02%


   2.75%        2.71%        2.50%        2.50%         1.64%(d)     2.75%        2.71%        2.50%        2.50%        1.31%

(0.23)%(e)   (0.23)%(e)      0.12%       (0.13)%        0.53%(d)  (0.23)%(e)    (0.22)%(e)     0.11%       (0.15)%       0.84%
  91.27%      195.00%      167.79%      118.10%       163.91%       91.27%      195.00%      167.79%      118.10%      163.91%

----------
(a) Commencement of offering.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(d) Annualized.
(e) For the years ended 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for both years, for Class A are 0.43% and 0.84%, respectively; Class B 0.51% and 1.03%, respectively; and Class C 0.98% and 1.39%, respectively.

                        See Notes to Financial Statements

GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                     CLASS A                                            CLASS B
                               -------------------------------------------------   -----------------------------------------------
                                             YEAR ENDED DECEMBER 31,                            YEAR ENDED DECEMBER 31,
                               -------------------------------------------------   -----------------------------------------------
                                2000        1999      1998      1997      1996      2000        1999     1998     1997      1996
                               -------     -------   -------   -------   -------   -------      ------   ------   ------   -------
Net Asset Value,
  Beginning of Year .......... $ 13.49     $ 10.78   $ 10.38   $ 10.37   $ 10.31   $ 13.31      $10.67   $10.31   $10.32   $ 10.28
                               -------     -------   -------   -------   -------   -------      ------   ------   ------   -------
Income from Investment
  Operations:
Net Investment
  Income (loss) ..............   (0.16)      (0.06)     0.02      0.10      0.12     (0.19)      (0.12)      --     0.04      0.06
Net Gain on Investments
  (both Realized and
  Unrealized) ................   (2.73)       3.59      2.07      1.43      1.15     (2.72)       3.56     2.02     1.43      1.14
                               -------     -------   -------   -------   -------   -------      ------   ------   ------   -------
Total from Investment
  Operations .................   (2.89)       3.53      2.09      1.53      1.27     (2.91)       3.44     2.02     1.47      1.20
                               -------     -------   -------   -------   -------   -------      ------   ------   ------   -------
Less Dividends and
  Distributions:
Dividends from Net
  Investment Income ..........      --          --        --   (0.08)(c    (0.11)       --          --       --    (0.03)    (0.06)
Distribution from
  Capital Gains ..............   (1.62)      (0.82)    (1.61)    (1.43)    (1.10)    (1.62)      (0.80)   (1.61)   (1.45)    (1.10)
Tax Return of Capital ........      --          --     (0.08)    (0.01)       --        --          --    (0.05)      --        --
                               -------     -------   -------   -------   -------   -------      ------   ------   ------   -------
Total Dividends and
  Distributions ..............   (1.62)      (0.82)    (1.69)    (1.52)    (1.21)    (1.62)      (0.80)   (1.66)   (1.48)    (1.16)
                               -------     -------   -------   -------   -------   -------      ------   ------   ------   -------
Net Asset Value,
  End of Year ................ $  8.98     $ 13.49   $ 10.78   $ 10.38   $ 10.37   $  8.78      $13.31   $10.67   $10.31   $ 10.32
                               =======     =======   =======   =======   =======   =======      ======   ======   ======   =======
Total Return (a) .............  (21.88)%     32.83%    20.65%    14.77%    12.28%   (22.33)%     32.27%   20.07%   14.26%    11.49%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets,
  End of Year (000) .......... $23,990     $33,070   $27,461   $24,630   $29,331   $ 4,841      $6,442   $6,039   $5,055   $ 4,932
Ratio of Gross Expenses
  to Average Net Assets ......    2.15%       2.20%     2.32%     2.45%     2.54%     3.00%       3.21%    3.25%    2.51%     3.19%
Ratio of Net Expenses
  to Average Net Assets (b) ..    2.00%(d)    2.00%     2.00%     2.00%     2.17%     2.50%(d)    2.50%    2.50%    2.50%     2.71%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets .................  (1.35)%(e)  (0.48)%(e)  0.85%     0.85%     1.05%  (1.86)%(e)   (0.94)%(e) 0.36%    0.36%     0.51%
Portfolio Turnover Rate ......   97.61%      86.14%    87.79%    78.07%   114.30%    97.61%      86.14%   87.79%   78.07%   114.30%

----------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) Net of foreign taxes withheld (to be included in income claimed as a tax credit on deduction by shareholder for federal income tax purposes) of $0.01 in 1997.

(d) Net of interest expense.

(e) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement for both years for Class A are 0.12% and 0.20%, respectively and for Class B are 0.47% and 0.71%, respectively.

                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                            CLASS A
                                                           -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                             2000              1999           1998           1997           1996
                                                           --------          --------       --------       --------       --------
Net Asset Value, Beginning of Year ......................  $   5.73          $   6.59       $   7.54       $  11.90       $  13.35
                                                           --------          --------       --------       --------       --------
Income from Investment Operations:
Net Investment Income ...................................      0.00(e)           0.03           0.06           0.09           0.05
Net Loss on Investments (both Realized and Unrealized) ..     (1.27)            (0.84)         (0.95)         (4.36)         (1.29)
                                                           --------          --------       --------       --------       --------
Total from Investment Operations ........................     (1.27)            (0.81)         (0.89)         (4.27)         (1.24)
                                                           --------          --------       --------       --------       --------
Less Dividends and Distributions:
Dividends from Net Investment Income ....................        --             (0.05)         (0.06)         (0.09)         (0.07)
Distributions from Capital Gains ........................        --                --             --             --          (0.14)
Tax Return of Capital ...................................     (0.01)               --             --             --             --
                                                           --------          --------       --------       --------       --------
Total Dividends and Distributions .......................     (0.01)            (0.05)         (0.06)         (0.09)         (0.21)
                                                           --------          --------       --------       --------       --------
Net Asset Value, End of Year ............................  $   4.45          $   5.73       $   6.59       $   7.54       $  11.90
                                                           ========          ========       ========       ========       ========
Total Return (a) ........................................    (22.18)%          (12.37)%       (11.87)%       (36.00)%        (9.37)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ...........................  $116,513          $169,045       $238,639       $232,944       $409,331
Ratio of Gross Expenses to Average Net Assets ...........      2.30%             2.09%          1.78%          1.52%          1.43%
Ratio of Net Expenses to Average Net Assets .............      2.17%(b)(c)       2.08%(b)       1.76%(b)       1.47%(b)       1.43%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .................................     0.08%(d)          0.46%(d)       0.99%          0.90%          0.36%
Portfolio Turnover Rate .................................     65.41%            94.67%         86.65%         19.99%         12.45%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee or directed brokerage arrangement.
(c) Net of interest expense.
(d) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement for both years are 0.02% and 0.01%, respectively.
(e) Amount represents less than $0.01 per share.

                        See Notes to Financial Statements

NATURAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                             CLASS A
                                                            --------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                              2000              1999           1998           1997        1996
                                                            --------          --------       --------       --------    --------
Net Asset Value, Beginning of Year .......................  $   2.73          $   3.04       $   3.47       $   5.72    $   5.58
                                                            --------          --------       --------       --------    --------
Income from Investment Operations

Net Investment Loss ......................................     (0.02)            (0.03)         (0.04)         (0.04)      (0.06)
Net Gain (Loss) on Investments
  (both Realized and Unrealized) .........................     (0.33)            (0.28)         (0.39)         (2.21)       0.20
                                                            --------          --------       --------       --------    --------
Total from Investment Operations .........................     (0.35)            (0.31)         (0.43)         (2.25)       0.14
                                                            --------          --------       --------       --------    --------
Net Asset Value, End of Year .............................  $   2.38          $   2.73       $   3.04       $   3.47    $   5.72
                                                            ========          ========       ========       ========    ========
Total Return (a) .........................................    (12.82)%          (10.20)%       (12.39)%       (39.34)%      2.51%

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Year (000) ............................  $ 26,710          $ 39,389       $ 53,397       $ 66,151    $132,298
Ratio of Gross Expenses to Average Net Assets ............      2.69%             2.52%          2.24%          1.87%       1.71%
Ratio of Net Expenses to Average Net Assets ..............      2.63%(b)(c)       2.51%(b)       2.21%(b)       1.87%       1.71%
Ratio of Net Investment Loss to Average Net Assets .......     (0.65)%(d)        (0.84)%(d)     (0.98)%        (0.57)%     (0.75)%
Portfolio Turnover Rate ..................................    117.67%            95.44%         79.99%         32.46%      12.95%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee or directed brokerage arrangement.
(c) Net of interest expense.
(d) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement for both years are 0.05% and 0.01%, respectively.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                                                                CLASS A
                                                                      ------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      ------------------------------------------------------------
                                                                        2000         1999         1998         1997         1996
                                                                      --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year ................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
Income from Investment Operations:
Net Investment Income .............................................       0.05         0.03         0.04         0.04         0.04
Less Distributions to Shareholders:
Dividends from Net Investment Income ..............................      (0.05)       (0.03)       (0.04)       (0.04)       (0.04)
                                                                      --------     --------     --------     --------     --------
Net Asset Value, End of Year ......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      ========     ========     ========     ========     ========
Total Return ......................................................       4.77%        3.43%        3.88%        3.77%        3.85%

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Year (000) .....................................   $ 73,797     $ 97,443     $ 47,222     $ 76,650     $107,698
Ratio of Gross Expenses to Average Net Assets .....................       1.10%        1.15%        1.20%        1.28%        1.23%
Ratio of Net Investment Income to Average Net Assets ..............       4.80%        3.68%        3.89%        3.91%        4.02%

                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of seven portfolios: Asia Dynasty Fund, Emerging Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Natural Resources Fund (name changed on May 1, 2000 from Gold/Resources Fund) and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Emerging Markets Vision Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Natural Resources Fund (formerly Gold/Resources Fund) are non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations are valued at amortized cost which, with accrued interest, approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned.

E.   DISTRIBUTIONS   TO   SHAREHOLDERS--Dividends   to  shareholders   from  net
     investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

     USE OF DERIVATIVE INSTRUMENTS

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

     The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may

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VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     incur higher transaction costs than regular securities transactions.

     Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Natural Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

     Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2000, the following structured notes were outstanding:

                                                             % OF NET
                                          VALUE               ASSETS
                                          ------              -----
INTERNATIONAL INVESTORS GOLD FUND

Business Development Bank of Canada
  Gold Linked Note @ 2.50%
  due 12/14/01 ....................     $2,896,800             2.5%
HSBC Bank USA
  Gold Linked Note @ 2.50%
  due 8/17/01 .....................      2,685,900             2.3

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Emerging Markets Vision and Global Hard Assets Funds pay the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The International Investors Gold and Natural Resources Funds each pay the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and
0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts: $20,627 Asia Dynasty Fund, $1,536 Emerging Markets Vision Fund, $15,487 Global Hard Assets Fund, $15,935 Global Leaders Fund, $169,099 International Investors Gold Fund, $56,207 Natural Resources Fund and $0 U.S. Government Money Fund.

For the period April 7, 2000 (commencement of operations) to December 31, 2000, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.75% of average daily net assets for Class B shares for the Emerging Markets Vision Fund. Expenses were reduced by $77,842 under this agreement. For the year ended December 31, 2000, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.75% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $111,758 under this agreement. For the year ended December 31, 2000, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $63,402 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund, International Investors Gold Fund and Natural Resources Fund and is paid at an annual rate of 0.25 of 1% of average daily net assets (Asia Dynasty Fund and Global Leaders Fund) or at an annual rate of 0.25 of 1% of the first $750 million of each Funds' average daily net assets and 0.20 of 1% of average daily net assets in excess of $750 million (International Investors Gold Fund and Natural Resources Fund).

Asia Dynasty Fund, International Investors Gold Fund and Natural Resources Fund have directed portfolio trades to brokers who paid a portion of the Funds' expenses. The Funds' expenses were reduced by $461, $21,433 and $13,741, respectively, under this arrangement for the year ended December 31, 2000.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

The Funds have a fee arrangement based on cash balances left on deposit with the custodian, which reduces operating expenses.

For the year ended December 31, 2000, Van Eck Securities Corporation (the "Distributor") received $194,889 in sales loads of which $44,292 was reallowed to broker dealers.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 2000, the Adviser owned 55% of the outstanding shares of beneficial interest of the Emerging Markets Vision Fund Class A shares.

NOTE 3--INVESTMENTS--For federal income tax purposes, the identified cost of investments owned at December 31, 2000 is $22,442,066, $1,151,741, $20,057,013,
$24,431,514,  $111,974,570  and $26,606,197 for the Asia Dynasty Fund,  Emerging
Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Natural Resources Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of December 31, 2000, gross unrealized gains and losses were as follows:

                                                                       NET
                                          GROSS         GROSS       UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                      ------------  ------------  ------------
Asia Dynasty Fund ...................  $ 2,270,898  $ 5,022,337   $ (2,751,439)
Emerging Markets Vision Fund ........       26,627      382,664       (356,037)
Global Hard Assets Fund .............    3,650,646    1,960,167      1,690,479
Global Leaders Fund .................    6,251,153    1,721,480      4,529,673
International Investors Gold Fund ...   13,880,488   25,663,316    (11,782,828)
Natural Resources Fund ..............    3,000,749    2,580,244        420,505

At December 31, 2000 the Funds had the following capital loss carryforward available to offset future capital gains; Emerging Markets Vision Fund $8,615 expiring December 31, 2008; Global Hard Assets Fund $13,330,931, of which $9,966,738 expires December 31, 2006 and $3,364,193 expires December 31, 2007;
International Investors Gold Fund $20,348,160, of which $8,070,154 expires December 31, 2006 and $12,278,006 expires December 31, 2008; Natural Resources Fund $30,440,338, of which $4,289,233 expires December 31, 2005, $13,306,791 expires December 31, 2006,  $8,862,338  expires December 31, 2007 and $3,981,976 expires December 31, 2008; U.S. Government Money Fund $55,777, of which $9,832 expires December 31, 2007 and $45,945 expires December 31, 2008.

Purchases and sales of investment securities for the year ended December 31, 2000, other than short-term obligations, were as follows:

                                                                       PROCEEDS
                                                      COST OF            FROM
                                                    INVESTMENT        INVESTMENT
                                                    SECURITIES        SECURITIES
                                                     PURCHASED           SOLD
                                                    -----------      -----------
Asia Dynasty Fund ............................      $37,681,756      $39,134,014
Emerging Markets Vision Fund .................        1,782,686          551,910
Global Hard Assets Fund ......................       19,194,776       27,263,099
Global Leaders Fund ..........................       34,685,292       36,471,437
International Investors Gold Fund ............       73,831,288       87,339,465
Natural Resources Fund .......................       32,878,848       42,819,265

Transactions in put/call options written for the year ended December 31, 2000 were as follows:

                                                   NUMBER OF       PREMIUMS
                                                   CONTRACTS       RECEIVED
                                                   ---------       ---------
GLOBAL HARD ASSETS FUND:
Options outstanding at 12/31/99 ..............         300         $ 349,000
Options written ..............................         130           126,000
Options closed ...............................        (300)         (349,000)
Options expired ..............................        (130)         (126,000)
                                                      ----         ---------
Options outstanding at 12/31/00 ..............          --         $      --
                                                      ====         =========

NOTE 4--12b-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans") all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund, Natural Resources Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge, which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2000 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2000, were as follows:

Asia Dynasty Fund--Class A                                           $1,353,220
Asia Dynasty Fund--Class B                                            1,525,244
Emerging Markets Vision Fund--Class A                                    18,093
Emerging Markets Vision Fund--Class B                                    17,676
Global Hard Assets Fund--Class A                                        948,123
Global Hard Assets Fund--Class B                                        127,745
Global Hard Assets Fund--Class C                                        313,624
Global Leaders Fund--Class A                                          1,012,059
Global Leaders Fund--Class B                                            446,435

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5--SHAREHOLDER TRANSACTIONS--Shares of Beneficial Interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                                     ASIA DYNASTY FUND
                                            -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                             DECEMBER 31,       DECEMBER 31,
                                                2000                 1999
                                            --------------       --------------
CLASS A

Shares sold                                      5,155,545            4,258,905
Shares reinvested                                  144,704              229,122
                                            --------------       --------------
                                                 5,300,249            4,488,027
Shares reacquired                               (5,431,962)          (3,708,372)
                                            --------------       --------------
Net increase/(decrease)                           (131,713)             779,655
                                            ==============       ==============
CLASS B

Shares sold                                        295,472              350,409
Shares reinvested                                   58,545               75,883
                                            --------------       --------------
                                                   354,017              426,292
Shares reacquired                                 (241,410)            (216,757)
                                            --------------       --------------
Net increase                                       112,607              209,535
                                            ==============       ==============

                                                EMERGING MARKETS VISION FUND
                                            -----------------------------------
                                                        PERIOD ENDED
                                                      APRIL 7, 2000+ TO
                                                      DECEMBER 31, 2000
                                                      -----------------
CLASS A

Shares sold                                               147,506
Shares reacquired                                         (26,365)
                                                         --------
Net increase                                              121,141
                                                         ========
CLASS B

Shares sold                                                 8,409
Shares reacquired                                              --
                                                         --------
Net increase                                                8,409
                                                         ========
+ Commencement of operations.

                                                  GLOBAL HARD ASSETS FUND
                                            -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                             DECEMBER 31,       DECEMBER 31,
                                                2000                 1999
                                            --------------       --------------
CLASS A

Shares sold                                        620,561              923,841
Shares reinvested                                       --                7,699
                                            --------------       --------------
                                                   620,561              931,540
Shares reacquired                               (1,061,058)          (1,673,331)
                                            --------------       --------------
Net decrease                                      (440,497)            (741,791)
                                            ==============       ==============
CLASS B

Shares sold                                         12,954               79,508
Shares reacquired                                 (166,939)            (198,644)
                                            --------------       --------------
Net decrease                                      (153,985)            (119,136)
                                            ==============       ==============
CLASS C

Shares sold                                         13,856               25,965
Shares reacquired                                  (74,423)            (143,976)
                                            --------------       --------------
Net decrease                                       (60,567)            (118,011)
                                            ==============       ==============

                                                    GLOBAL LEADERS FUND
                                            -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                             DECEMBER 31,       DECEMBER 31,
                                                2000                 1999
                                            --------------       --------------
CLASS A

Shares sold                                        575,893              658,810
Shares reinvested                                  358,151              127,531
                                            --------------       --------------
                                                   934,044              786,341
Shares reacquired                                 (713,568)            (883,573)
                                            --------------       --------------
Net increase/(decrease)                            220,476              (97,232)
                                            ==============       ==============
CLASS B

Shares sold                                        105,358              129,131
Shares reinvested                                   67,133               20,507
                                            --------------       --------------
                                                   172,491              149,638
Shares reacquired                                 (105,469)            (231,450)
                                            --------------       --------------
Net increase/(decrease)                             67,022              (81,812)
                                            ==============       ==============

                                             INTERNATIONAL INVESTORS GOLD FUND
                                            -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                             DECEMBER 31,       DECEMBER 31,
                                                2000                 1999
                                            --------------       --------------
CLASS A

Shares sold                                    877,506,908          700,390,969
Shares reinvested                                   42,199              172,459
                                            --------------       --------------
                                               877,549,107          700,563,428
Shares reacquired                             (880,886,926)        (707,247,143)
                                            --------------       --------------
Net decrease                                    (3,337,819)          (6,683,715)
                                            ==============       ==============

                                                   NATURAL RESOURCES FUND
                                            -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                             DECEMBER 31,       DECEMBER 31,
                                                2000                 1999
                                            --------------       --------------
CLASS A

Shares sold                                      2,180,320            5,063,633
Shares reacquired                               (5,367,690)          (8,201,348)
                                            --------------       --------------
Net decrease                                    (3,187,370)          (3,137,715)
                                            ==============       ==============

                                                 U.S. GOVERNMENT MONEY FUND
                                            -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                             DECEMBER 31,       DECEMBER 31,
                                                2000                 1999
                                            --------------       --------------
CLASS A

Shares sold                                  4,214,700,071        4,365,984,087
Shares reinvested                                2,154,281            1,709,890
                                            --------------       --------------
                                             4,216,854,352        4,367,693,977
Shares reacquired                           (4,240,456,825)      (4,317,461,360)
                                            --------------       --------------
Net increase/(decrease)                        (23,602,473)          50,232,617
                                            ==============       ==============


NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2000, the following forward foreign currency contracts were outstanding:

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                                                    UNREALIZED
                                          CONTRACT     CURRENT     APPRECIATION
CONTRACTS                                  AMOUNT       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
ASIA DYNASTY FUND
Foreign Currency Sale Contracts:
SGD 280,584 expiring
   1/02/01-1/04/01                         $162,096     $161,813     $    283

EMERGING MARKETS VISION FUND
Foreign Currency Sale Contract:
MXN 45,755 expiring 1/02/01                $  4,753     $  4,756     $     (3)

GLOBAL HARD ASSETS FUND
Foreign Currency Sale Contract:
AUD 212,910 expiring 1/03/01               $117,526     $118,644     $ (1,118)

GLOBAL LEADERS FUND
Foreign Currency Buy Contracts:
GBP 129,541 expiring
   1/03/01-1/04/01                         $192,354     $193,469     $  1,115
Foreign Currency Sale Contract:
JPY 66,426,000
  expiring 3/21/01                          600,000      588,558       11,442
                                                                     --------
                                                                     $ 12,557
                                                                     ========

INTERNATIONAL INVESTORS GOLD FUND
Foreign Currency Buy Contract:
AUD 19,760 expiring 1/02/01                $ 10,996     $ 11,011     $     15

NATURAL RESOURCES FUND
Foreign Currency Buy Contract:
AUD 49,321
  expiring 1/03/01                         $ 27,373     $ 27,484     $    111

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability at fair market value for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 2000, the total fair market value of the liability portion of the Plan is as follows:

Asia Dynasty Fund--$21,354, Emerging Markets Vision Fund--$168, Global Hard Assets Fund--$21,969, Global Leaders Fund--$21,200, International Investors Gold Fund--$134,654, Natural Resources Fund--$37,917, and U.S. Government Money Fund--$63,558.

NOTE 8--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed to be illiquid:

                                                                     PERCENT OF
                                     DATE(S)                         NET ASSETS
                                    ACQUIRED      COST      VALUE    AT 12/31/00
                                   ----------   --------   -------   -----------
ASIA DYNASTY FUND
Matrix 8848.net
  Holdings, LLC                     6/14/00    $  255,700   $250,000    1.2%

GLOBAL HARD ASSETS FUND
Khanty-Mansiysk
  Oil Co.                           1/31/97    $  549,995   $881,475    4.5%
Windsor Energy Corp.                7/09/96-
                                    5/27/98     1,266,515     86,582    0.4
                                                                        ---
                                                                        4.9%
                                                                        ===

NOTE  9--SCHEDULE  OF  AFFILIATED  COMPANIES   TRANSACTIONS--Transactions   with
affiliates (as defined by the Investment Company Act of 1940) for the year ended December 31, 2000:

                                        ASIA       INTERNATIONAL     NATURAL
                                       DYNASTY        INVESTORS     RESOURCES
                                        FUND          GOLD FUND       FUND
                                  ---------------- -------------- -------------
                                   MATRIX 8848.net    Piedmont      Piedmont
                                   Holdings, LLC     Mining Co.    Mining Co.
                                  ---------------- -------------- -------------
12/31/99 Share Balance                    --          1,270,000     1,000,000
Purchases: Shares                    250,000                 --             --
Cost                                $255,700                 --             --
Sales: Shares                             --         (1,270,000)    (1,000,000)
Cost                                      --        $ 1,428,544    $ 1,000,000
Realized Loss                             --        $(1,403,144)   $  (980,000)
12/31/00 Share Balance               250,000                 --             --
                                    --------        -----------    -----------
Market Value                        $250,000                 --             --
                                    --------        -----------    -----------
Dividend Income                           --                 --             --

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At December 31, 2000, the following swap was outstanding (stated in U.S. dollars):

UNDERLYING    NUMBER OF      NOTIONAL     TERMINATION     UNREALIZED
SECURITY        SHARES        AMOUNT         DATE        APPRECIATION
-----------   -----------    ---------   ------------    -------------
GLOBAL HARD
ASSETS FUND
Gazprom
Oil Co.         239,200      $38,990      3/15/01            $30,928

COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2000, the Funds had no outstanding commodity swaps.

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Funds made the following borrowings:

                                               AVERAGE AMOUNT   AVERAGE INTEREST
FUND                                              BORROWED            RATE
------                                         --------------   ----------------
Asia Dynasty Fund                                $  602,771           6.94%
Global Hard Assets Fund                             272,177           6.70
Global Leaders Fund                                 125,079           6.85
International Investors Gold Fund                 2,116,963           6.85
Natural Resources Fund                               21,663           6.50
U.S. Government Money Fund                            1,207           6.78

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
VAN ECK FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Van Eck Funds (comprising Asia Dynasty Fund, Emerging Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Natural Resources Fund and U.S. Government Money Fund) (collectively the "Funds") as of December 31, 2000, and the related statements of operations for the period then ended, the statements of changes in net assets and financial highlights for the period from April 7, 2000 (commencement of operations) to December 31, 2000 for the Emerging Markets Vision Fund and for each of the two years in the period then ended December 31, 2000 for the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Natural Resources Fund and U.S. Government Money Fund. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 and the periods prior thereto were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the Funds constituting the Van Eck Funds at December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP



New York, New York
February 7, 2001

This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.

[VAN ECK GLOBAL LOGO]

    Investment Adviser:        Van Eck Associates Corporation
           Distributor:        Van Eck Securities Corporation
                               99 Park Avenue, New York, NY 10016
                               www.vaneck.com
    Account Assistance:        (800) 544-4653